                                                                 EXHIBIT 10.13


                                  $500,000,000

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                  dated as of

                                 March 30, 2000

                                     among


                            FLOWERS INDUSTRIES, INC.

                            The Banks Listed Herein

                              WACHOVIA BANK, N.A.,
                                   as Agent,

                            THE BANK OF NOVA SCOTIA,
                             as Documentation Agent

                                      and

                             BANK OF AMERICA, N.A.,
                             as Syndications Agent

                               TABLE OF CONTENTS

                     AMENDED AND RESTATED CREDIT AGREEMENT

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
ARTICLE I DEFINITIONS....................................................................................1


         Section 1.01.  Definitions......................................................................1


         Section 1.02.  Accounting Terms and Determinations.............................................16


         Section 1.03.  References......................................................................16


         Section 1.04.  Use of Defined Terms............................................................16


         Section 1.05.  Terminology.....................................................................16


ARTICLE II THE CREDITS..................................................................................17


         Section 2.01.  Commitments to Lend Syndicated Loans and Swing Loans............................17


         Section 2.02.  Method of Borrowing Syndicated Loans and Swing Loans............................18


         Section 2.03.  Money Market Loans..............................................................20


         Section 2.04.  Notes...........................................................................23


         Section 2.05.  Maturity of Loans...............................................................23


         Section 2.06.  Interest Rates..................................................................24


         Section 2.07.  Fees............................................................................25


         Section 2.08.  Optional Termination or Reduction of Commitments................................25


         Section 2.09.  Mandatory Reduction and Termination of Commitments..............................26


         Section 2.10.  Optional Prepayments............................................................26


         Section 2.11.  Mandatory Prepayments...........................................................27


         Section 2.12.  General Provisions as to Payments...............................................27


         Section 2.13.  Computation of Interest and Fees................................................28
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                                      (i)
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
ARTICLE III CONDITIONS TO BORROWINGS....................................................................29


         Section 3.01.  Conditions to First Borrowing...................................................29


         Section 3.02.  Conditions to All Borrowings....................................................30


ARTICLE IV REPRESENTATIONS AND WARRANTIES...............................................................31


         Section 4.01.  Corporate Existence and Power...................................................31


         Section 4.02.  Corporate and Governmental Authorization; No Contravention......................31


         Section 4.03.  Binding Effect..................................................................31


         Section 4.04.  Financial Information...........................................................32


         Section 4.05.  No Litigation...................................................................32


         Section 4.06.  Compliance with ERISA...........................................................32


         Section 4.07.  Compliance with Laws; Payment of Taxes..........................................32


         Section 4.08.  Subsidiaries....................................................................33


         Section 4.09.  Investment Company Act..........................................................33


         Section 4.10.  Public Utility Holding Company Act..............................................33


         Section 4.11.  Ownership of Property; Liens....................................................33


         Section 4.12.  No Default......................................................................33


         Section 4.13.  Full Disclosure.................................................................33


         Section 4.14.  Environmental Matters...........................................................34


         Section 4.15.  Capital Stock...................................................................34


         Section 4.16.  Margin Stock....................................................................34


         Section 4.17.  Insurance.......................................................................35


ARTICLE V COVENANTS.....................................................................................35


         Section 5.01.  Information.....................................................................35
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                                     (ii)


         Section 5.02.  Inspection of Property, Books and Records.......................................37


         Section 5.03.  Maintenance of Existence........................................................37


         Section 5.04.  Consolidations, Mergers and Sales of Assets.....................................37


         Section 5.05.  Use of Proceeds.................................................................38


         Section 5.06.  Compliance with Laws; Payment of Taxes..........................................38


         Section 5.07.  Insurance.......................................................................39


         Section 5.08.  Change in Fiscal Year...........................................................39


         Section 5.09.  Maintenance of Property.........................................................39


         Section 5.10.  Environmental Notices...........................................................39


         Section 5.11.  Environmental Matters...........................................................40


         Section 5.12.  Environmental Release...........................................................40


         Section 5.13.  Transactions with Affiliates....................................................40


         Section 5.14.  Loans or Advances...............................................................40


         Section 5.15.  Investments.....................................................................40


         Section 5.16.  Negative Pledge.................................................................41


         Section 5.17.  Adjusted Fixed Charges Coverage Ratio...........................................43


         Section 5.18.  Leverage Ratio..................................................................43


         Section 5.19.  Minimum Adjusted Consolidated Net Worth.........................................43


         Section 5.20.  Subsidiary Borrowings...........................................................43


         Section 5.21.  Separateness from Unrestricted Subsidiaries.....................................43


         Section 5.22.  Adjusted Consolidated EBITDA....................................................44


         Section 5.23.  Borrowing Base..................................................................45


         Section 5.24.  New Indebtedness for Money Borrowed and New Capitalized Leases..................45


         Section 5.25.  Capital Expenditures............................................................45


         Section 5.26.  Restricted Payments.............................................................46
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                                     (iii)


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
ARTICLE VI DEFAULTS.....................................................................................46


         Section 6.01.  Events of Default...............................................................46


         Section 6.02.  Notice of Default...............................................................49


ARTICLE VII THE AGENT...................................................................................49


         Section 7.01.  Appointment; Powers and Immunities..............................................49


         Section 7.02.  Reliance by Agent...............................................................50


         Section 7.03.  Defaults........................................................................50


         Section 7.04.  Rights of Agent and its Affiliates as a Bank....................................51


         Section 7.05.  Indemnification.................................................................51


         Section 7.06.  Consequential Damages...........................................................51


         Section 7.07.  Payee of Note Treated as Owner..................................................51


         Section 7.08.  Nonreliance on Agent and Other Banks............................................52


         Section 7.09.  Failure to Act..................................................................52


         Section 7.10.  Resignation or Removal of Agent.................................................52


ARTICLE VIII CHANGE IN CIRCUMSTANCES; COMPENSATION......................................................53


         Section 8.01.  Basis for Determining Interest Rate Inadequate or Unfair........................53


         Section 8.02.  Illegality......................................................................53


         Section 8.03.  Increased Cost and Reduced Return...............................................54


         Section 8.04.  Base Rate Loans Substituted for Euro-Dollar Loans...............................55


         Section 8.05.  Compensation....................................................................55


         Section 8.06.  Replacement of Bank.............................................................56


ARTICLE IX MISCELLANEOUS................................................................................56


         Section 9.01.  Notices.........................................................................56
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                                     (iv)


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

         Section 9.02.  No Waivers......................................................................57


         Section 9.03.  Expenses; Documentary Taxes.....................................................57


         Section 9.04.  Indemnification.................................................................57


         Section 9.05.  Setoff; Sharing of Setoffs......................................................57


         Section 9.06.  Amendments and Waivers..........................................................58


         Section 9.07.  Successors and Assigns..........................................................59


         Section 9.08.  Confidentiality.................................................................61


         Section 9.09.  Representation by Banks.........................................................61


         Section 9.10.  Obligations Several.............................................................61


         Section 9.11.  Georgia Law.....................................................................62


         Section 9.12.  Severability....................................................................62


         Section 9.13.  Interest........................................................................62


         Section 9.14.  Interpretation..................................................................63


         Section 9.15.  Waiver of Jury Trial; Consent to Jurisdiction...................................63


         Section 9.16.  Counterparts....................................................................63


         Section 9.17.  Source of Funds -- ERISA........................................................63


EXHIBIT A-1    Form of Syndicated Loan Note
EXHIBIT A-2    Form of Money Market Loan Note
EXHIBIT A-3    Form of Swing Loan Note
EXHIBIT B      Form of Opinion of Counsel for the Borrower
EXHIBIT C      Form of Opinion of Special Counsel for the Agent
EXHIBIT D      Form of Assignment and Acceptance
EXHIBIT E      Form of Notice of Borrowing
EXHIBIT F      Form of Compliance Certificate
EXHIBIT G      Form of Closing Certificate
EXHIBIT H      Form of Officer's Certificate
EXHIBIT I      Form of Money Market Quote Request
EXHIBIT J      Form of Money Market Quote

Schedule 4.08  Subsidiaries

                                      (v)

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 30, 2000 among FLOWERS INDUSTRIES, INC., the BANKS listed on the signature pages hereof, WACHOVIA BANK, N.A., as Agent, THE BANK OF NOVA SCOTIA, as Documentation Agent, and BANK OF AMERICA, N.A., as Syndications Agent.

                  This Second Amended and Restated Credit Agreement is an amendment and restatement of the Amended and Restated Credit Agreement by and among the Borrower, the Banks parties thereto, Wachovia Bank, N.A., as Agent, The Bank of Nova Scotia, as Documentation Agent and Bank of America, N.A. (formerly Nationsbank, N.A.), as Syndications Agent, as amended by First Amendment to Credit Agreement dated as of September 24, 1998, Second Amendment to Credit Agreement dated as of July 16, 1999, Third Amendment to Credit Agreement dated as of October 8, 1999 and Fourth Amendment to Credit Agreement dated as of December 29, 1999 (as so amended, the "Original Agreement"), which is replaced and superseded hereby.

                  The parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                  SECTION 1.01.     Definitions. The terms as defined in this
Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

                  "Adjusted Total Capitalization" means the sum of (i) Adjusted Consolidated Total Debt and (ii) Adjusted Consolidated Net Worth.

                  "Adjusted Consolidated EBITDA" means at any time the sum of the following, determined on a consolidated basis for the Borrower and its Restricted Subsidiaries, at the end of each Fiscal Quarter: (i) Adjusted Consolidated Net Income; plus (ii) Adjusted Consolidated Interest Expense; plus
(iii) taxes on income; plus (iv) depreciation; plus (v) amortization; plus (vi) without duplication, other non-cash charges.

                  "Adjusted Consolidated Fixed Charges" means at any date the sum of (i) Adjusted Consolidated Interest Expense for the Fiscal Year to date or 4 Fiscal Quarter period (as applicable) used in the calculation of Adjusted Consolidated Net Income for the determination of Adjusted EBILTDA, and (ii) all payment obligations of the Borrower and its Restricted Subsidiaries for such period under all operating leases and rental agreements.

                  "Adjusted Consolidated Interest Expense" for any period means interest, whether expensed or capitalized, in respect of Indebtedness of the Borrower or any of its Restricted Subsidiaries outstanding during such period.

                  "Adjusted Consolidated Net Income" means, for any period, the Net Income of the Borrower and its Restricted Subsidiaries determined on a consolidated basis, including (without duplication) any cash dividends received from Keebler or any other Investment, but excluding (i) extraordinary items,
(ii) any equity interests of the Borrower or any Restricted Subsidiary in the unremitted earnings of any Person that is not a Subsidiary, (iii) mark to market adjustments made in connection with the Borrower's commodities hedging program in accordance with GAAP, and (iv) gains and losses from sales of assets outside the ordinary course of business.

                  "Adjusted Consolidated Net Worth" means the Net Worth of the Borrower and the Subsidiaries, with all Unrestricted Subsidiaries being accounted for on an equity basis of accounting, and otherwise determined on a consolidated basis in accordance with GAAP.

                  "Adjusted Consolidated Total Assets" means, at any time, the total assets of the Borrower and its Restricted Subsidiaries, with any investments in Unrestricted Subsidiaries included as assets as if all Unrestricted Subsidiaries were being accounted for on an equity basis of accounting, determined in all other respects on a consolidated basis in accordance with GAAP.

                  "Adjusted Consolidated Total Debt" means the aggregate of all Indebtedness (except that, for purposes of determining Adjusted Consolidated Total Debt, letters of credit and similar instruments described in clause (e) of the definition of Indebtedness shall be included only to the extent they have maturities greater than 1 year) of the Borrower and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP, excluding, however, any Convertible Redeemable Capital Stock or Convertible Subordinated Debt if the current market value of an equity security into which such Convertible Redeemable Capital Stock or Convertible Subordinated Debt is convertible is greater than the conversion price for such security.

                  "Adjusted EBILTDA" means at any date the sum of (i) Adjusted Consolidated Net Income for the Fiscal Year to date (when calculated as of the end of the second and third Fiscal Quarters of the 2000 Fiscal Year) or the 4 Fiscal Quarters ending on or prior to the date of measurement (when calculated as of the end of the fourth Fiscal Quarter of the 2000 Fiscal Year and thereafter), plus (ii) the sum of Adjusted Consolidated Fixed Charges and taxes on income (including deferred taxes), depreciation and amortization for the same Fiscal Year to date or 4 Fiscal Quarters (as applicable).

                  "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.06(c).

                  "Affiliate" of any relevant Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls the relevant Person (a "Controlling Person"), (ii) any Person (other than the relevant Person or a Subsidiary of the relevant Person) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary of the relevant Person) of which the relevant Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent" means Wachovia Bank, N.A., a national banking association organized under the laws of the United States of America, in its capacity as agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

                  "Agent's Letter Agreement" means that certain letter agreement, dated as of December 18, 1997 between the Borrower and the Agent relating to the structure of the Loans, and certain fees from time to time payable by the Borrower to the Agent, together with all amendments and supplements thereto.

                  "Agreement" means this Second Amended and Restated Credit Agreement, together with all amendments and supplements hereto.

                  "Applicable Margin" has the meaning set forth in Section 2.06(a).

                  "Assignee" has the meaning set forth in Section 9.07(c).

                  "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.07(c) in the form attached hereto as Exhibit D.

                  "Authority" has the meaning set forth in Section 8.02.

                  "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and permitted assigns.

                  "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, or
(ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change.

                  "Base Rate Borrowing" has the meaning set forth in the definition of Borrowing.

                  "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate, and is to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing, Section 2.02(f), or
Article VIII, as applicable.

                  "Borrower" means Flowers Industries, Inc. a Georgia corporation, and its successors and its permitted assigns.

                  "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower (i) at the same time by all of the Banks, in the case of a Syndicated Borrowing, or (ii) separately by one or more Banks, in the case of a Money Market Borrowing, in each case pursuant to Article II or (iii) by Wachovia, for Swing Loans. A Borrowing is a "Money Market Borrowing" if such Loans are made pursuant to Section 2.03 or a "Syndicated Borrowing" if such Loans are made pursuant to Section 2.01(a), or a "Swing Loan Borrowing" if such Loan is made pursuant to Section 2.01(b). A Borrowing is a "Base Rate Borrowing" if such Loans are made as Base Rate Loans or a "Euro-Dollar Borrowing" if such Loans are made as Euro-Dollar Loans.

                  "Borrowing Base" means the sum on the last day of any Fiscal Period, as shown on the balance sheet of the Borrower for such date (except as to clause (iv) below), of:

                  (i) 80% of the net book value of all accounts receivable (net of all reserves) of the Borrower and its Restricted Subsidiaries, calculated in accordance with GAAP;

                  (ii) 50% of the book value of all inventory of the Borrower and its Restricted Subsidiaries, calculated in accordance with GAAP;

                  (iii) 50% of the net book value of all tangible property, plant and equipment of the Borrower and its Restricted Subsidiaries, calculated in accordance with GAAP; and

                  (iv) 60% of the product of (a) the average per share closing price of Keebler common stock during such Fiscal Period times
         (b) the number of shares of such stock owned by the Borrower, as of such date.

                  "Capital Expenditures" means for any period the sum of all capital expenditures incurred during such period by the Borrower and its Restricted Subsidiaries, as determined in accordance with GAAP.

                  "Capital Stock" means any nonredeemable capital stock of the Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

                  "Capitalized Lease" means any lease which is required to be capitalized on the balance sheet of the lessee pursuant to GAAP but shall exclude any lease which at the time of its incurrence was an operating lease for purposes of GAAP as in effect at such time.

                  "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss.9601 et. seq. and its implementing regulations and amendments.

                  "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

                  "Change of Law" shall have the meaning set forth in Section 8.02.

                  "Closing Certificate" has the meaning set forth in Section 3.01(e).

                  "Closing Date" means March 30, 2000.

                  "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

                  "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereof, and
(ii)as to any Bank which
enters into any Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

                  "Compliance Certificate" has the meaning set forth in Section 5.01(c).

                  "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

                  "Consolidated Total Assets" means, at any time, the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP.

                  "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

                  "Convertible Redeemable Capital Stock" means any Capital Stock that by its terms (or by the terms of any agreement by which or equity security into which it is convertible or for which it is exchangeable or any other agreement) or upon the happening of any event matures or is or will become mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or is exchangeable for or convertible into an equity security of the Borrower.

                  "Convertible Subordinated Debt" means any Indebtedness of the Borrower (i) which is and remains subordinated in right of payment to the obligations of the Borrower on the Notes and (ii) which by its terms is exchangeable for or convertible into an equity security of the Borrower.

                  "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

                  "Dollars" or "$" means dollars in lawful currency of the United States of America.

                  "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized by law to close.

                  "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

                  "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Restricted Subsidiary required by any Environmental Requirement.

                  "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent, or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

                  "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

                  "Environmental Notices" means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

                  "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

                  "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

                  "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Restricted Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

                  "Euro-Dollar Borrowing" has the meaning set forth in the definition of Borrowing.

                  "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "Euro-Dollar Loan" means a Loan which bears or is to bear interest at a rate based upon the Adjusted London Interbank Offered Rate, and to be made as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing.

                  "Euro-Dollar Reserve Percentage" has the meaning set forth in
Section 2.06(c).

                  "Event of Default" has the meaning set forth in Section 6.01.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Wachovia on such day on such transactions, as determined by the Agent.

                  "Fiscal Period" means each fiscal period of the Borrower, consisting of approximately four weeks, the Borrower having thirteen such fiscal periods in each Fiscal Year.

                  "Fiscal Quarter" means any fiscal quarter of the Borrower.

                  "Fiscal Year" means any fiscal year of the Borrower.

                  "Fixed Rate Borrowing" means a Euro-Dollar Borrowing or a Money Market Borrowing, or either of them, as the context shall require.

                  "Fixed Rate Loans" means Euro-Dollar Loans or Money Market Loans, or either of them, as the context shall require.

                  "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

                  "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividends or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

                  (a) to purchase such Indebtedness or obligation or any property constituting security therefore;

                  (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligations;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

                  (d) otherwise to assure the owner of such Indebtedness or obligations against loss in respect thereof.

In any computation of the Indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

                  "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ss. 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof,
(d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

                  "Indebtedness" with respect to any Person means, at any time, without duplication,

                  (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capitalized Leases;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

                  (f)      Swaps of such Person; and

                  (g) any Guaranty of such Person with respect to liabilities of a type described in any clauses (a) through (f) hereof.

                  "Indebtedness for Borrowed Money" means Indebtedness of the types described in clauses (a) and (d) of the definition of Indebtedness.

                  "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                  (a) any Interest Period (subject to paragraph (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

                  (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

(2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter (or, if sooner, on the Termination Date); provided that:

                  (a) any Interest Period (subject to paragraph (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                  (b) no Interest Period which begins before the Termination Date and would otherwise end after the Termination Date may be selected.

(3) with respect to each Money Market Borrowing, the period commencing on the date of such Borrowing and ending on the Stated Maturity Date specified in the applicable Money Market Quote; provided that:

                  (a) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                  (b) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

                  "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guaranty or assumption of any obligation of such Person or otherwise.

                  "Keebler" means Keebler Foods Company, a Delaware corporation with its principal place of business in Elmhurst, Illinois.

                  "Keebler Acquisition" means, collectively, the acquisition by the Borrower (i) from Artal Luxembourg S.A., pursuant to a Stock Purchase Agreement dated as of January 28, 1998, of an aggregate of 9,581,169 shares of common capital stock in Keebler, and (ii) from Bermore Limited, pursuant to a Stock Purchase and Stockholder's Agreement dated as of January 28, 1998, of an aggregate of 1,616,691 shares of common capital stock in Keebler, as a result of which, after giving effect to the Keebler Acquisition, the Borrower will own approximately 51% of the common capital stock of Keebler, on a fully diluted basis.

                  "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrower and the Agent.

                  "Leverage Ratio" means the ratio of Adjusted Consolidated Total Debt to Adjusted Total Capitalization.

                  "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Indebtedness or a Guaranty, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease or other title retention agreement relating to such asset.

                  "Loan" means a Base Rate Loan, Euro-Dollar Loan, Syndicated Loan, Money Market Loan or Swing Loan, and "Loans" means Base Rate Loans, Euro-Dollar Loans, Syndicated Loans, Money Market Loans, or Swing Loans, or any or all of them, as the context shall require.

                  "Loan Documents" means this Agreement, the Notes, any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes or the Loans, as such documents and instruments may be amended or supplemented from time to time.

                  "London Interbank Offered Rate" has the meaning set forth in
Section 2.06(c).

                  "Margin Stock" means "margin stock" as defined in Regulations T, U or X.

                  "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business or properties of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Agent or the Banks under the Loan Documents, or the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

                  "Material Subsidiary" means, as of each date of determination, any Restricted Subsidiary that would at such time constitute a "significant subsidiary" (as such term is defined in Regulation S-X of the Securities and Exchange Commission as in effect on the Closing Date) of the Borrower.

                  "Money Market Borrowing" has the meaning set forth in the definition of Borrowing.

                  "Money Market Borrowing Date" has the meaning specified in
Section 2.03.

                  "Money Market Loan Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-2, evidencing the obligation of the Borrower to repay the Money Market Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

                  "Money Market Quote" has the meaning specified in Section
2.03.

                  "Money Market Quote Request" has the meaning specified in
Section 2.03(b).

                  "Money Market Rate" has the meaning specified in Section 2.03(c)(ii)(C).

                  "Multiemployer Plan" shall have the meaning set forth in
Section 4001(a)(3) of ERISA.

                  "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

                  "Net Proceeds of Capital Stock" means any cash proceeds received by the Borrower or a Restricted Subsidiary in respect of the issuance of Capital Stock, after deducting therefrom all reasonable and customary costs and expenses incurred by the Borrower or such Consolidated Subsidiary directly in connection with the issuance of such Capital Stock.

                  "Net Worth" of any Person means the Total Assets of such Person less all liabilities of such Person which would be shown as liabilities on a balance sheet of such Person as of such time prepared in accordance with GAAP.

                  "New Capitalized Leases" means Capitalized Leases which are entered into on or after the Closing Date, other than Permitted Refinancing Leases; provided, that any Synthetic

Lease which is in existence on the Closing Date and is not a Permitted Refinancing Lease shall not constitute a New Capitalized Lease, regardless of any classification or reclassification thereof at any time for purposes of GAAP.

                  "New Indebtedness for Borrowed Money" means Indebtedness for Borrowed Money which is incurred on or after the Closing Date, other than Permitted Refinancing Indebtedness.

                  "Notes" means each of the Syndicated Loan Notes, Money Market Loan Notes, Swing Loan Note, or any or all of them, as the context shall require.

                  "Notice of Borrowing" has the meaning set forth in Section
2.02.

                  "Officer's Certificate" has the meaning set forth in Section 3.01(f).

                  "Operating Profits" means, as applied to any Person for any period, the operating income of such Person for such period, as determined in accordance with GAAP.

                  "Original Agreement" has the meaning set forth in the preamble hereto.

                  "Participant" has the meaning set forth in Section 9.07(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Permitted Keebler Investments" means: (i) the Keebler Acquisition; and (ii) additional shares of common capital stock in Keebler acquired from time to time (a) from third parties in the open market, (b) from Bermore, Limited and Artal Luxembourg S.A. in private transactions, (c) from management of Keebler in private transactions and/or (d) from Keebler as part of an offering of stock by Keebler (whether public or private), but in the case of this clause (d), only to the extent necessary for the Borrower to maintain ownership of at least 51% of the common capital stock of Keebler, on a fully diluted basis.

                  "Permitted Refinancing Indebtedness" means Indebtedness for Borrowed Money which is incurred on or after the Closing Date solely to refinance Indebtedness for Borrowed Money which existed prior to the Closing Date, so long as the principal amount outstanding or available under the credit or other agreement governing such Indebtedness for Borrowed Money is not increased or the maturity shortened to a date prior to January 1, 2004, such Indebtedness for Borrowed Money is not secured by a Lien on any assets of the Borrower or any of its Subsidiaries, other than a Lien on assets, if any, which as of the Closing Date secured the Indebtedness for Borrowed Money being refinanced, and the credit or other agreement governing such Indebtedness for Borrowed Money does not contain any financial, negative or affirmative covenants (other than collateral related covenants, where collateral is permitted pursuant to this definition) which are more restrictive in any material respect on the Borrower or any of its Subsidiaries than those contained in this Agreement.

                  "Permitted Refinancing Leases" means Capitalized Leases which are entered into on or after the Closing Date solely to refinance Capitalized Leases or Synthetic Leases which existed prior to the Closing Date, so long as the principal component of the base rent obligations thereunder are not increased or the maturity shortened to a date prior to January 1, 2004, such Capitalized Leases are not secured by a Lien on any assets of the Borrower or any of its Subsidiaries, other than a Lien on assets, if any, which as of the Closing Date secured the obligations under the Capitalized Lease or Synthetic Lease being refinanced, and lease agreement, participation agreement, guaranty or other agreement governing such Capitalized Lease does not contain any financial, negative or affirmative covenants (other than collateral related covenants, where collateral is permitted pursuant to this definition)which are more restrictive in any material respect on the Borrower or any of its Subsidiaries than those contained in this Agreement.

                  "Person" means an individual, a corporation, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

                  "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

                  "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

                  "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

                  "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Restricted Subsidiary, wherever located.

                  "Refunding Loan" means a new Syndicated Loan made on the day on which an outstanding Syndicated Loan is maturing or a Base Rate Borrowing is being converted to a Fixed Rate Borrowing, if and to the extent that the proceeds thereof are used entirely for the purpose of paying such maturing Loan or Loan being converted, excluding any difference between the amount of such maturing Loan or Loan being converted and any greater amount being borrowed on such day and actually either being made available to the Borrower pursuant to
Section 2.02(c) or remitted to the Agent as provided in Section 2.12, in each case as contemplated in Section 2.02(d).

                  "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the aggregate outstanding principal amount of the sum of the (i) Syndicated Loans and (ii) Money Market Loans.

                  "Responsible Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Borrower, and any other officer of the Borrower with responsibility for the administration of the relevant portion of this Agreement.

                  "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's Capital Stock (except dividends payable solely in shares of its Capital Stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's Capital Stock (except shares acquired upon the conversion thereof into other shares of its Capital Stock) or (b) any option, warrant or other right to acquire shares of the Borrower's Capital Stock.

                  "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

                  "Stated Maturity Date" means, with respect to any Money Market Loan, the Stated Maturity Date therefor specified by the Bank in the applicable Money Market Quote.

                  "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

                  "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended Fiscal Quarter of such Person, based on the assumption that such Swap had terminated at the end of such Fiscal Quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

                  "Swing Loan" means a Loan made by Wachovia pursuant to
Section 2.01(b), which must be a Base Rate Loan.

                  "Swing Loan Note" means the promissory note of the Borrower, substantially in the form of Exhibit A-3, evidencing the obligation of the Borrower to repay the Swing Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

                  "Syndicated Borrowing" has the meaning set forth in the definition of Borrowing.

                  "Syndicated Loans" means Base Rate Loans or Euro-Dollar Loans made pursuant to the terms and conditions set forth in Section 2.01.

                  "Syndicated Loan Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-1, evidencing the obligation of the Borrower to repay Syndicated Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

                  "Synthetic Lease" means a lease of property which is intended to be classified as an operating lease in accordance with GAAP, but with respect to which it is intended that the lessee be treated as the owner of the property subject thereto for purposes of federal income tax.

                  "Synthetic Lease Obligations" means the principal component of the base rent obligations of a Person as lessee under a Synthetic Lease.

                  "Taxes" has the meaning set forth in Section 2.12(c).

                  "Termination Date" means whichever is applicable of (i) January 29, 2003, (ii) the date the Commitments are terminated pursuant to
Section 6.01 following the occurrence of an Event of Default, or (iii) the date the Borrower terminates the Commitments entirely pursuant to Section 2.08.

                  "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

                  "Total Assets" means, with respect to any Person at any time, the total assets of such Person as set forth or reflected on the most recent consolidated balance sheet of such Person, prepared in accordance with GAAP.

                  "Total Capitalization" means the sum of (i) Consolidated Total Debt and (ii) Consolidated Net Worth.

                  "Transferee" has the meaning set forth in Section 9.07(d).

                  "Unfunded Vested Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

                  "Unrestricted Subsidiary" means, so long as Keebler is a Subsidiary, Keebler, or any of its Subsidiaries, and "Unrestricted Subsidiaries" means, collectively, Keebler and its Subsidiaries.

                  "Unused Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Syndicated Loans (but not its Money Market Loans and not the Swing Loans).

                  "Wachovia" means Wachovia Bank, N.A., a national banking association, and its successors.

                  "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

                  SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in Section 4.04).

                  SECTION 1.03. References. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to articles, exhibits, schedules, sections and other subdivisions hereof.

                  SECTION 1.04. Use of Defined Terms. All terms defined in this Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

                  SECTION 1.05. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                                  ARTICLE II

                                  THE CREDITS

                  SECTION 2.01. Commitments to Lend Syndicated Loans and Swing Loans (a)Each Bank severally agrees, on the terms and conditions set forth herein, to make Syndicated Loans to the Borrower from time to time before the Termination Date; provided that,

                  (i) immediately after each such Syndicated Loan is made, the aggregate outstanding principal amount of Syndicated Loans by such Bank shall not exceed the amount of its Commitment, and

                  (ii) the aggregate outstanding principal amount of all Syndicated Loans, Money Market Loans and Swing Loans shall not exceed the aggregate amount of the Commitments.

Each Syndicated Borrowing under this Section shall be in an aggregate principal amount of (i) for Euro-Dollar Loans, $10,000,000 or any larger integral multiple of $5,000,000, and (ii) for Base Rate Loans, $5,000,000 or any larger integral multiple of $1,000,000 (except in each case that any such Syndicated Borrowing may be in the aggregate amount of the Unused Commitments), and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.10, prepay Syndicated Loans and reborrow under this Section at any time before the Termination Date.

                  (b) Swing Loans. In addition to the foregoing, Wachovia shall from time to time, upon the request of the Borrower, if the applicable conditions precedent in Article III have been satisfied, make Swing Loans to the Borrower in an aggregate principal amount at any time outstanding not exceeding $15,000,000; provided that, immediately after such Swing Loan is made, the condition set forth in clause (ii) of Section 2.01(a) shall have been satisfied. Each Swing Loan Borrowing under this Section 2.01(b) shall be in an aggregate principal amount of $500,000 or any larger multiple of $100,000. Within the foregoing limits, the Borrower may borrow under this Section 2.01(b), prepay and reborrow under this Section 2.01(b) at any time before the Termination Date. Swing Loans shall not be considered a utilization of the Commitment of Wachovia or any other Bank hereunder. All Swing Loans shall be made as Base Rate Loans. At any time, upon the request of Wachovia, each Bank other than Wachovia shall, on the third Domestic Business Day after such request is made, purchase a participating interest in Swing Loans in an amount equal to its ratable share (based upon its respective Commitment) of such Swing Loans. On such third Domestic Business Day, each Bank will immediately transfer to Wachovia, in immediately available funds, the amount of its participation. Whenever, at any time after Wachovia has received from any such Bank its participating interest in a Swing Loan, the Agent receives any payment on account thereof, the Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Agent is required to be returned, such Bank will return to the Agent any portion thereof previously distributed by the Agent to it. Each Bank's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (i) any set-off, counterclaim, recoupment, defense or other right which such Bank or any other Person may have against Wachovia requesting such purchase or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the termination of the Commitments; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person; (iv) any breach of this Agreement by the Borrower or any other Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                  SECTION 2.02. Method of Borrowing Syndicated Loans and Swing Loans. (a) The Borrower shall give the Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit E, prior to 11:00 A.M. (Atlanta, Georgia time) on the same Domestic Business Day as each Base Rate Borrowing and at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

                  (i) the date of such Syndicated Borrowing or Swing Loan Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                  (ii) the aggregate amount of such Syndicated Borrowing or Swing Loan Borrowing,

                  (iii) whether the Syndicated Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, or stating that such Borrowing is to be a Swing Loan Borrowing, and

                  (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

                  (b) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof (unless such Borrowing is a Swing Loan Borrowing) and of such Bank's ratable share of such Syndicated Borrowing and such Notice of Borrowing, once received by the Agent, shall not thereafter be revocable by the Borrower.

                  (c) Not later than (i) as to Base Rate Loans, 2:00 P.M. (Atlanta, Georgia time), and (ii) as to Euro-Dollar Loans, 11:00 A.M., (Atlanta, Georgia time) on the date of each Syndicated Borrowing, each Bank shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Syndicated Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address determined pursuant to Section 9.01. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower on such date by depositing the same, in immediately available funds, not later than 4:00 p.m. (Atlanta, Georgia time), in an account of the Borrower maintained with Wachovia. Unless the Agent receives notice from a Bank, at the Agent's address referred to in or specified pursuant to Section 9.01, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Syndicated Borrowing stating that such Bank will not make a Syndicated Loan in connection with such Syndicated Borrowing, the Agent shall be entitled to assume that such Bank will make a Syndicated Loan in connection with such Syndicated Borrowing and, in reliance on such assumption, the Agent may (but shall not be obligated to) make available such Bank's ratable share of such Syndicated Borrowing to the Borrower for the account of such Bank. If the Agent makes such Bank's ratable share available to the Borrower and such Bank does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Agent), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that (i) any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank and (ii) until such Bank has paid its ratable share of such Syndicated Borrowing, together with interest pursuant to the foregoing, it will have no interest in or rights with respect to such Syndicated Borrowing for any purpose hereunder. If the Agent does not exercise its option to advance funds for the account of such Bank, it shall forthwith notify the Borrower of such decision. Wachovia will make available to the Borrower at Wachovia's Lending Office the amount of any such Borrowing which is a Swing Loan Borrowing not later than 2:00 P.M. (Atlanta, Georgia time).

                  (d) If any Bank makes a new Syndicated Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Syndicated Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Loan to make such repayment as a Refunding Loan and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such Bank to the Agent as provided in paragraph (c) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.12, as the case may be.

                  (e) Notwithstanding anything to the contrary contained in this Agreement, no Fixed Rate Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived, and in such case all Refunding Loans shall be made as Base Rate Loans (but shall bear interest at the Default Rate, if applicable).

                  (f) In the event that a Notice of Borrowing fails to specify whether the Syndicated Loans comprising such Syndicated Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Syndicated Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Syndicated Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Syndicated Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Syndicated Borrowing, a new Syndicated Borrowing shall be deemed to be made on the date such Syndicated Loans mature in an amount equal to the principal amount of the Syndicated Loans so maturing, and the Syndicated Loans comprising such new Syndicated Borrowing shall be Base Rate Loans.

                  (g) Notwithstanding anything to the contrary contained herein, there shall not be more than 10 Fixed Rate Borrowings outstanding at any given time.

                  SECTION 2.03. Money Market Loans. (a) So long as, at the end of the immediately preceding Fiscal Quarter, the Borrower had a ratio of Adjusted EBILTDA to Adjusted Consolidated Fixed Charges of 3.50 to 1.0, in addition to making Syndicated Borrowings, the Borrower may, as set forth in this Section 2.03, request the Banks to make offers to make Money Market Borrowings available to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03, provided that:

                  (i) the number of Money Market Borrowings which may be outstanding at any given time is subject to the provisions of Section 2.02(g);

                  (ii) the aggregate principal amount of all Money Market Loans, together with the aggregate principal amount of all Syndicated Loans and Swing Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments of all of the Banks at such time; and

                  (iii) the Money Market Loans of any Bank will be deemed to be usage of the Commitments for the purpose of calculating availability pursuant to Section 2.01(ii) and 2.03(a)(ii), but will not reduce such Bank's obligation to lend its pro rata share of the remaining Unused Commitment.

                  (b) When the Borrower wishes to request offers to make Money Market Loans, it shall give the Agent (which shall promptly notify the Banks) notice substantially in the form of Exhibit I hereto (a "Money Market Quote Request") so as to be received no later than 11:00 A.M. (Atlanta, Georgia time) at least 1 Domestic Business Day prior to the date of the Money Market Borrowing proposed therein (or such other time and date as the Borrower and the Agent, with the consent of the Required Banks, may agree), specifying:

                  (i) the proposed date of such Money Market Borrowing, which shall be a Euro-Dollar Business Day (the "Money Market Borrowing Date");

                  (ii) the maturity date (or dates) (each a "Stated Maturity Date") for repayment of each Money Market Loan to be made as part of such Money Market Borrowing (which Stated Maturity Date shall be that date occurring not less than 7 days but not more than 180 days from the date of such Money Market Borrowing); provided that the Stated Maturity Date for any Money Market Loan may not extend beyond the Termination Date (as in effect on the date of such Money Market Quote Request); and

                  (iii) the aggregate amount of principal to be requested by the Borrower as a result of such Money Market Borrowing, which shall be at least $10,000,000 (and in larger integral multiples of $5,000,000) but shall not cause the limits specified in Section 2.03(a) to be violated.

The Borrower may request offers to make Money Market Loans having up to 2 different Stated Maturity Dates in a single Money Market Quote Request; provided that the request for each separate Stated Maturity Date shall be deemed to be a separate Money Market Quote Request for a separate Money Market Borrowing. Except as otherwise provided in the immediately preceding sentence, after the first Money Market Quote Request has been given hereunder, no Money Market Quote Request shall be given until at least 5 Domestic Business Days after all prior Money Market Quote Requests have been fully processed ("fully processed" as used in this sentence shall mean the later to occur of (i) the failure of all Banks timely to offer a Money Market Quote, (ii) the failure of the Borrower timely to accept any Money Market Quote, or (iii) the timely acceptance of any Money Market Quotes) by the Agent, the Banks and the Borrower pursuant to this
Section 2.03.

                  (c)(i) Each Bank may, but shall have no obligation to, submit a response containing an offer to make a Money Market Loan substantially in the form of Exhibit J hereto (a "Money Market Quote") in response to any Money Market Quote Request; provided that, if the Borrower's request under Section 2.03(b) specified more than 1 Stated Maturity Date, such Bank may, but shall have no obligation to, make a single submission containing a separate offer for each such Stated Maturity Date and each such separate offer shall be deemed to be a separate Money Market Quote. Each Money Market Quote must be submitted to the Agent not later than 10:00 A.M. (Atlanta, Georgia time) on the Money Market Borrowing Date; provided that any Money Market Quote submitted by Wachovia may be submitted, and may only be submitted, if Wachovia notifies the Borrower of the terms of the offer contained therein not later than 9:45 A.M. (Atlanta, Georgia time) on the Money Market Borrowing Date (or 15 minutes prior to the time that the other Banks are required to have submitted their respective Money Market Quotes). Subject to Section 6.01, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

                           (ii)     Each Money Market Quote shall specify:

                                    (A)      the proposed Money Market
                           Borrowing Date and the Stated Maturity Date therefor;

                                    (B)      the principal amounts of the Money
                           Market Loan which the quoting Bank is willing to make for the applicable Money Market Quote, which principal amounts (x) may be greater than or less than the Commitment of the quoting Bank, (y) shall be at least $5,000,000 or a larger integral multiple of $500,000, and (z) may not exceed the principal amount of the Money Market Borrowing for which offers were requested;

                                    (C)      the rate of interest per annum
                           (rounded upwards, if necessary, to the nearest 1/100th of 1%) offered for each such Money Market Loan (such amounts being hereinafter referred to as the "Money Market Rate"); and

                                    (D)      the identity of the quoting Bank.

         Unless otherwise agreed by the Agent and the Borrower, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request (other than setting forth the principal amounts of the Money Market Loan which the quoting Bank is willing to make for the applicable Interest Period) and, in particular, no Money Market Quote may be conditioned upon acceptance by the Borrower of all (or some specified minimum) of the principal amount of the Money Market Loan for which such Money Market Quote is being made.

                  (d) The Agent shall as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 10:30 A.M. (Atlanta, Georgia time)) on the Money Market Borrowing Date, notify the Borrower of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with Section 2.03(c) and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Borrower shall specify (A) the principal amounts of the Money Market Borrowing for which offers have been received and (B) the respective principal amounts and Money Market Rates so offered by each Bank (identifying the Bank that made each Money Market Quote).

                  (e) Not later than 11:00 A.M. (Atlanta, Georgia time) on the Money Market Borrowing Date, the Borrower shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) and the Agent shall promptly notify each Bank which submitted an offer. In the case of acceptance, such notice shall specify the aggregate principal amount of offers (for each Stated Maturity Date) that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

                  (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

                  (ii) the aggregate principal amount of each Money Market Loan comprising a Money Market Borrowing shall be at least $10,000,000 (and in larger integral multiples of $5,000,000) but shall not cause the limits specified in Section 2.03(a) to be violated;

                  (iii) acceptance of offers may only be made in ascending order of Money Market Rates; and

                  (iv) the Borrower may not accept any offer where the Agent has advised the Borrower that such offer fails to comply with
         Section 2.03(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including without limitation, Section 2.03(a)).

If offers are made by 2 or more Banks with the same Money Market Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Stated Maturity Date, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Banks as nearly as possible in proportion to the aggregate principal amount of such offers. Determinations by the Borrower of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

                  (f) Any Bank whose offer to make any Money Market Loan has been accepted shall, not later than 12:00 P.M. (Atlanta, Georgia time) on the Money Market Borrowing Date, make the amount of such Money Market Loan allocated to it available to the Agent at its address referred to in Section
9.01 in immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on such date by depositing the same, in immediately available funds, not later than 4:00 P.M. (Atlanta, Georgia time), in an account of the Borrower maintained with Wachovia.

                  (g) After any Money Market Loan has been funded, the Agent shall notify the Banks of the aggregate principal amount of the Money Market Quotes received and the highest and lowest rates included in such Money Market Quotes.

                  SECTION 2.04. Notes. (a) The Syndicated Loans of each Bank shall be evidenced by a single Syndicated Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment. The Swing Loans shall be evidenced by a single Swing Loan Note payable to the order of Wachovia in the original principal amount of $15,000,000.

                  (b) The Money Market Loans made by any Bank to the Borrower shall be evidenced by a single Money Market Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of the aggregate Commitments.

                  (c)      Upon receipt of each Bank's Notes pursuant to
Section 3.01, the Agent shall deliver such Notes to such Bank. Each Bank shall record, and prior to any transfer of its Notes shall endorse on the schedules forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto, and such schedules of each such Bank's Notes shall constitute rebuttable presumptive evidence of the respective principal amounts owing and unpaid on such Bank's Notes; provided that the failure of any Bank to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes or the ability of any Bank to assign its Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

                  SECTION 2.05. Maturity of Loans. (a) Each Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

                  (b) Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with all accrued but unpaid interest thereon, if any, shall be due and payable on January 29, 2003.

                  SECTION 2.06.     Interest Rates. (a) "Applicable Margin"
means:

                  (i) for the period commencing on the Closing Date to and including June 30, 2001, (x) for any Base Rate Loan, 0%, and (y) for any Euro-Dollar Loan, 2.00%; and

                  (ii) from and after June 30, 2001, (x) for any Base Rate Loan, 0.50% and (y) for each Euro-Dollar Loan, 2.50.

                  (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                  (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                  The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing
(i) the applicable London Interbank Offered Rate for such Interest Period by
(ii) 1.00 minus the Euro-Dollar Reserve Percentage.

                  The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on the Telerate Page 3750 effective as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

                  "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                  (d) Each Money Market Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Money Market Loan is made until it becomes due, at a rate per annum equal to the applicable Money Market Rate set forth in the relevant Money Market Quote. Such interest shall be payable on the Stated Maturity Date thereof, and, if the Stated Maturity Date occurs more than 90 days after the date of the relevant Money Market Loan, at intervals of 90 days after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                  (e)      The Agent shall, subject to the provisions of
Section 2.03 with respect to Money Market Loans, determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the Banks by telecopier of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

                  (f) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) shall bear interest at the Default Rate and shall be payable on demand.

                  SECTION 2.07. Fees. (a) The Borrower shall pay to the Agent, for the ratable account of each Bank, a facility fee, calculated in the manner provided in the last paragraph of Section 2.06(a)(ii), on the aggregate amount of such Bank's Commitment (without taking into account the amount of the outstanding Loans made by such Bank), at a rate per annum equal to 0.50%


Such facility fees shall accrue from and including the Closing Date to but excluding the Termination Date and shall be payable in arrears on each March 31, June 30, September 30 and December 31 and on the Termination Date, commencing on March 31, 2000.

                  (b) The Borrower shall pay to the Agent, for the account and sole benefit of the Agent, such fees and other amounts at such times as set forth in the Agent's Letter Agreement.

                  SECTION 2.08. Optional Termination or Reduction of Commitments. The Borrower may, upon at least 3 Domestic Business Days' notice to the Agent, terminate at any time, or proportionately reduce all or any part of the Unused Commitments, after deducting therefrom the aggregate amount of any outstanding Money Market Loans, from time to time by an aggregate amount of at least $10,000,000 or any larger integral multiple of $5,000,000. If the

Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.07) shall be due and payable on the effective date of such termination.

                  SECTION 2.09. Mandatory Reduction and Termination of Commitments. (a) If, upon a transfer of assets or the discontinuance or elimination of a Restricted Subsidiary or a division thereof or of Keebler (in a single transaction or in a series of related transactions), the aggregate assets so transferred or utilized in a Restricted Subsidiary or division thereof or of Keebler to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other Restricted Subsidiaries or divisions thereof and of Keebler discontinued since the Closing Date, constitute more than 30% of Consolidated Total Assets (excluding from such calculation assets of the types described in clause (ii) of the last sentence of Section 5.04) measured as of February 3, 1998 (the amount of such excess being the "Excess Proceeds"), then the Borrower shall promptly (and in any event within 5 Domestic Business Days after such sale) notify in writing the Agent and the Banks thereof, which notice shall include the amount of the Excess Proceeds and the amount of such Excess Proceeds which the Borrower intends to invest in operating assets of the Borrower or its Restricted Subsidiaries within 90 days after such sale (the "Intended Reinvestment Amount"), and the aggregate amount of the Commitments shall be permanently reduced (i) on the date which is 5 Domestic Business Days after such sale, by an amount equal to the difference between the Excess Proceeds and the Intended Reinvestment Amount, and (ii) on the date which is 90 days after such sale, by the amount of any Excess Proceeds which was included in the Intended Reinvestment Amount but which have not been invested in operating assets of the Borrower within such 90 day period (and the Borrower shall notify the Agent and the Banks of such amount on such date), and in each case the Borrower shall make any prepayments required by Section 2.11 as a result thereof.

                  (b)      Without limiting the rights of the Banks under
Section 5.24, upon the incurrence of any New Indebtedness for Borrowed Money, other than New Indebtedness for Borrowed Money permitted by clause (ii) of
Section 5.24, the aggregate amount of the Commitments shall be permanently reduced by an amount equal to the net cash proceeds thereof (net of customary fees and closing costs directly incurred in connection therewith), and the Borrower shall make any prepayments required by Section 2.11 as a result thereof.

                  (c) The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                  SECTION 2.10. Optional Prepayments. (a) The Borrower may, upon at least 1 Domestic Business Days' notice to the Agent, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $5,000,000 or $500,000 as to Swing Loans, or any larger integral multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Banks (or of Wachovia, in the case of Swing Loans) included in such Base Rate Borrowing.

                  (b) Subject to any payments required pursuant to the terms of Section 8.05(a) for such Fixed Rate Loan, upon 3 Domestic Business Day's prior written notice, the Borrower may prepay in minimum amounts of $10,000,000 with additional increments of $5,000,000 (or any lesser amount equal to the outstanding balance of such Loan) all or any portion of the principal amount of any Fixed Rate Loan prior to the maturity thereof.

                  (c) Upon receipt of a notice of prepayment pursuant to this Section 2.10, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice, once received by the Agent, shall not thereafter be revocable by the Borrower.

                  SECTION 2.11. Mandatory Prepayments. On each date on which the Commitments are reduced pursuant to Section 2.08 or Section 2.09, the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amount due under Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced. In addition, the Borrower shall make such mandatory prepayments as may be necessary from time to time to be in compliance with the provisions of Section 5.23. Each such payment or prepayment shall be applied first to any Swing Loans outstanding, and then ratably to the Loans of the Banks outstanding on the date of payment or prepayment in the following order of priority:(i) first, to Base Rate Loans; (ii) secondly, to Euro-Dollar Loans; and (iii) lastly, to Money Market Loans.

                  SECTION 2.12. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address referred to in Section 9.01. The Agent will promptly distribute to Wachovia each such payment received on account of the Swing Loans and to each Bank its ratable share of each such payment received by the Agent for the account of the Banks.

                  (b) Whenever any payment of principal of, or interest on, the Base Rate Loans, Money Market Loans or of fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day.

                  (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without setoff, deduction or counterclaim of any kind, including, without limitation, any deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of the Agent and each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which the Agent or such Bank is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect to any Loan or fee relating thereto, the Borrower shall furnish any Bank, at such Bank's request, either (at the option of the Borrower) a certificate from each applicable taxing authority or an opinion of counsel acceptable to such Bank, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower hereby agrees to compensate such Bank for, and indemnify them with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

                  Each Bank which is not organized under the laws of the United States or any state thereof agrees, as soon as practicable after receipt by it of a request by the Borrower to do so, to file all appropriate forms and take other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant Taxes, establishing that it is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction; provided that if it is unable, for any reason, to establish such exemption, or to file such forms and, in any event, during such period of time as such request for exemption is pending, the Borrower shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

                  In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.12(c), it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided that if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

                  Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Banks contained in this Section 2.12(c) shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

                  SECTION 2.13. Computation of Interest and Fees. Interest on Base Rate Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans and Money Market Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Commitment fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                                  ARTICLE III

                            CONDITIONS TO BORROWINGS

                  SECTION 3.01. Conditions to First Borrowing. The obligation of each Bank to make a Loan on the occasion of the first Borrowing is subject to the satisfaction of the conditions set forth in Section 3.02 and receipt by the Agent of the following (as to the documents described in paragraphs (a),(c), (d)and (e) below, in sufficient number of counterparts for delivery of a counterpart to each Bank and retention of one counterpart by the Agent); provided, however, that (i) this Agreement replaces and supersedes the Original Agreement, and (ii) all of the following conditions set forth in (b) through (d), inclusive, and (g) below shall be deemed to have been satisfied by the satisfaction of the same at the time of the closing of the Original Agreement (and the Notes currently held by the Banks shall continue to evidence the Syndicated Loans and Money Market Loans hereunder):

                  (a) from the Borrower, the Agent and each of the Required Banks of either (i) a duly executed counterpart of this Agreement signed by such party or (ii) a facsimile transmission of such executed counterpart, with the original to be sent to the Agent by overnight courier);

                  (b) a duly executed Syndicated Loan Note and a duly executed Money Market Loan Note for the account of each Bank complying with the provisions of Section 2.04;

                  (c) an opinion letter of Stephen R. Avera, Assistant General Counsel of the Borrower, dated as of the Closing Date, substantially in the form of Exhibit B and covering such additional matters relating to the transactions contemplated hereby as the Agent or any Bank may reasonably request;

                  (d) an opinion of Jones, Day, Reavis & Pogue, special counsel for the Agent, dated as of the Closing Date, substantially in the form of Exhibit C and covering such additional matters relating to the transactions contemplated hereby as the Agent may reasonably request;

                  (e) a certificate (the "Closing Certificate") substantially in the form of Exhibit G), dated as of the Closing Date, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) the representations and warranties of the Borrower contained in Article IV are true on and as of the date of the first Borrowing hereunder;

                  (f) a certificate of the Borrower substantially in the form of Exhibit H (the "Officer's Certificate"), signed by the Secretary or an Assistant Secretary of the Borrower, certifying as to
         (i) the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver this Agreement and the Swing

         Loan Note, (ii) the Borrower's Certificate of Incorporation and (iii) the Borrower's Bylaws;

                  (g)      a Notice of Borrowing or notification pursuant to
         Section 2.03(e) of acceptance of one or more Money Market Quotes, as applicable;

                  (h) a duly executed Swing Loan Note for the account of Wachovia complying with the provisions of Section 2.04;

                  (i) receipt by the Agent of (i) an amendment fee payable to the Agent for the ratable account of each of the Banks which executes this Agreement on or before the Closing Date in an amount equal to 0.25% of the Commitments on the Closing Date, and (ii) all fees payable on the Closing Date pursuant to the letter agreement dated March 23, 2000 between the Borrower, the Agent and Wachovia Securities, Inc.;

                  (j) receipt by the Agent of a certificate showing the calculation of the Indebtedness, the Synthetic Lease Obligations and the Borrowing Base pursuant to Section 5.23, as of the Fiscal Period just ended;

                  (k) with respect to any indenture, agreement or other instrument pertaining to Indebtedness which must be amended to prevent the occurrence of an Event of Default under Section 6.01(e) or (f), receipt by the Agent of a copy of the amendments executed in connection therewith which prevent such occurrence, and the Agents' reasonable satisfaction that such amendments do not include any financial, negative or affirmative covenants which are more restrictive in any material respect on the Borrower or any of its Subsidiaries than those contained in this Agreement; and

                  (l) receipt by the Agent of a Federal Reserve Form FR U-1 pertaining to this Agreement and the Loans hereunder in form and substance satisfactory to the Agent, and executed by the Agent and the Borrower.

                  SECTION 3.02. Conditions to All Borrowings. The obligation of each Bank to make a Loan on the occasion of each Borrowing or of Wachovia to make a Swing Loan is subject to the satisfaction of the following conditions except as expressly provided in the last sentence of this Section 3.02:

                  (a) receipt by the Agent of a Notice of Borrowing or notification pursuant to Section 2.03(e) of acceptance of one or more Money Market Quotes, as applicable;

                  (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

                  (c) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing, except to the extent such representations and warranties relate to a prior date; and

                  (d) the fact that, immediately after such Borrowing, the conditions set forth in clauses (i) and (ii) of Section 2.01(a) shall have been satisfied.

The acceptance by the Borrower of each Syndicated Borrowing and each Money Market Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section; provided that: (i) if such Borrowing is a Syndicated Borrowing which consists solely of a Refunding Loan, (x) such Borrowing shall not be deemed to be such a representation and warranty as to the truth and accuracy of the fact specified in paragraph (c) of this Section, and (y) if the facts specified in paragraph
(b) are not true and accurate, such Refunding Loan shall be made as a Base Rate Loan; and (ii) any representation and warranty contained in Article IV which by its terms is made as to matters as of a specified date shall when remade pursuant to this Section in connection with such Borrowing be deemed to be made as to matters as of such specified date and not any later date.

                                  ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  The Borrower represents and warrants that:

                  SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Georgia. The Borrower is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, except for any failure to comply with the foregoing which does not have and reasonably could not be expected to cause a Material Adverse Effect, and has all corporate powers and all government authorizations, licenses, consents and approvals required to engage in its business and operations as now conducted, except for any failure to comply with the foregoing which does not have and reasonably could not be expected to cause a Material Adverse Effect.

                  SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Restricted Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries.

                  SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

                  SECTION 4.04. Financial Information. (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of January 2, 1999 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Price Waterhouse LLP, copies of which have been delivered to each of the Banks, and the unaudited consolidated financial statements of the Borrower for the interim period ended October 9, 1999 copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.


                  (b) Since January 2, 1999, there has been no event, act, condition or occurrence which has or reasonably could be expected to cause a Material Adverse Effect.

                  SECTION 4.05. No Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Restricted Subsidiaries before any court or arbitrator or any governmental body, agency or official which has or reasonably could be expected to have a Material Adverse Effect or which in any manner draws into question the validity of this Agreement, the Notes or any of the other Loan Documents.

                  SECTION 4.06. Compliance with ERISA. (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

                  (b) Neither the Borrower nor any member of the Controlled Group has incurred any withdrawal liability with respect to any Multiemployer Plan under Title IV of ERISA, and no such liability is expected to be incurred.

                  SECTION 4.07. Compliance with Laws; Payment of Taxes. The Borrower and, to the best of the Borrower's knowledge, its Material Subsidiaries, are in compliance with all applicable laws, regulations and similar requirements of governmental authorities, except where such compliance is being contested in good faith through appropriate proceedings or which does not have and reasonably could not be expected to cause a Material Adverse Effect. There have been filed on behalf of the Borrower and its Material Subsidiaries all Federal, state and local income, material excise, material property and other material tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Material Subsidiary have been paid, except where such payments are being contested in good faith through appropriate proceedings or the failure to pay does not have and reasonably could not be expected to cause a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Material Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. As of the Closing Date, United States income tax returns of the Borrower and its Material Subsidiaries have been examined and closed through the 1995 Fiscal Year.

                  SECTION 4.08. Subsidiaries. Each of the Borrower's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except for any failure to comply with the foregoing which does not have and reasonably could not be expected to cause a Material Adverse Effect. As of the Closing Date, the Borrower has no Subsidiaries except for those Subsidiaries listed on Schedule 4.08, which assumes the consummation of the Keebler Acquisition and which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation. None of such Subsidiaries, other than those listed as such on Schedule 4.08, is a Material Subsidiary as of the Closing Date. Within 15 days after any Subsidiary becomes a Material Subsidiary, or the creation or acquisition of any Subsidiary which becomes a Material Subsidiary, the Borrower will send to the Agent and each of the Banks either a supplement to or replacement of Schedule
4.08 (showing such Subsidiary and indicating that it is a Material Subsidiary), or a copy of Form 8-K sent to the Securities and Exchange Commission, showing such Subsidiary as a Material Subsidiary.

                  SECTION 4.09. Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  SECTION 4.10. Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                  SECTION 4.11. Ownership of Property; Liens. Each of the Borrower and its Material Subsidiaries has title to, or leasehold or other interests in, its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.16.

                  SECTION 4.12. No Default. Neither the Borrower nor any of its Material Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which has or reasonably could be expected to cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                  SECTION 4.13. Full Disclosure. The Borrower's annual report on Form 10-K for the fiscal year ended at January 2, 1999, a copy of which has been furnished by the Borrower to the Agent and the Banks, did not, as of the date such Form 10-K was filed with the Securities and Exchange Commission, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. From the date of filing of the Borrower's quarterly report on Form 10-Q for the fiscal quarter ended on October 9, 1999 through the date hereof, the Borrower has not filed a current report on Form 8-K with the Securities and Exchange

Commission and, as of the date hereof, no event or condition exists which would require such filing by the Borrower pursuant to the Securities Exchange Act of 1934, as amended, except for any such event or condition which has heretofore been disclosed in writing to the Agent and the Banks by delivery to the Agent and the Banks of a Form 8-K.

                  SECTION 4.14. Environmental Matters. (a) Neither the Borrower nor any Restricted Subsidiary is subject to any Environmental Liability which has or reasonably could be expected to cause a Material Adverse Effect and, to the best of the Borrower's knowledge, neither the Borrower nor any Restricted Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. To the best of the Borrower's knowledge, none of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. ss. 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

                  (b) To the best of the Borrower's knowledge, no Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in material compliance with all applicable Environmental Requirements.

                  (c) To the best of the Borrower's knowledge, the Borrower, and each of its Restricted Subsidiaries and Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's, and each of its Restricted Subsidiary's and Affiliate's, respective businesses, except where failure to comply does not have and reasonably could not be expected to cause a Material Adverse Effect.

                  SECTION 4.15. Capital Stock. All Capital Stock, debentures, bonds, notes and all other securities of the Borrower presently issued and outstanding are validly and properly issued in accordance with all applicable laws in all material respects, including but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws, except to the extent any failure with respect thereto would not have and reasonably could not be expected to cause a Material Adverse Effect. The issued shares of Capital Stock of the Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse claim.

                  SECTION 4.16. Margin Stock. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock (other than its ownership of stock in Keebler), and no part of the proceeds of any Loan will be used for any purpose in violation of the provisions of Regulation T, U or X.

                  SECTION 4.17. Insurance. The Borrower and each of its Material Subsidiaries has (either in the name of the Borrower or in such Material Subsidiary's own name), with financially sound and reputable insurance companies, insurance in at least such amounts (including deductibles, co-insurance and self-insurance with respect to which adequate reserves are maintained) and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business and similarly situated.

                                   ARTICLE V

                                   COVENANTS

                  The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid (unless the Required Banks consent in writing):

                  SECTION 5.01. Information. The Borrower will deliver to each of the Banks:

                  (a) as soon as available and in any event within 90 days after the end of each Fiscal Year.

                           (i)      a consolidated balance sheet of the
         Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by PricewaterhouseCoopers or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Required Banks,

                           (ii)     so long as there is an Unrestricted
         Subsidiary, a consolidated balance sheet and statement of income for such periods which accounts for the Unrestricted Subsidiaries using an equity basis of accounting, in each case setting forth in each case in comparative form the figures for the previous fiscal year, accompanied by a restricted use report as to such balance sheet and income statement from PricewaterhouseCoopers LLP or other nationally recognized standing, which report may be qualified on the basis that the use of the equity basis of accounting does not conform to GAAP and qualified as to the absence of a statement of cash flows and as to the absence of footnotes and otherwise to be free of exceptions and qualifications not acceptable to the Required Banks; and

                           (iii) simultaneously with the delivery of each set of financial statements referred to in clauses (i) and (ii) above, a copy of the auditor's management letter furnished to the Borrower by such independent public accountants.

                  (b) as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year;

                           (i)      a consolidated balance sheet of the
         Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower;

                           (ii)     so long as there is an Unrestricted
         Subsidiary, a consolidated balance sheet and statement of income for such periods which accounts for the Unrestricted Subsidiaries using an equity basis of accounting, in each case setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments and to qualification based on the use of the equity basis of accounting ) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower;

                  (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.13 through 5.19, inclusive, and 5.22 and 5.25 on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (d) simultaneously with the delivery of each set of annual financial statements referred to in paragraph (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default under Sections 5.13 through 5.19, inclusive, and Section 5.22 existed on the date of such financial statements;

                  (e) within 5 Domestic Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of a senior financial officer or accounting officer or the chief financial officer or the chief accounting officer or the Treasurer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                  (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual or quarterly reports which the Borrower shall have filed with the Securities and Exchange Commission;

                  (h) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

                  (i) within 15 days after the receipt thereof, a copy of the report of Arthur Andersen Consulting to the Borrower rendered pursuant to engagement letter dated January 12, 2000; and

                  (j) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries (other than non-public information as to the Unrestricted Subsidiaries) as the Agent, at the request of any Bank, may reasonably request.

                  SECTION 5.02. Inspection of Property, Books and Records. The Borrower will (i) keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and cause each Restricted Subsidiary to permit, representatives of any Bank (x) at such Bank's expense and upon reasonable notice and at a time reasonably convenient to the Borrower (but in any event within 10 days of such notice) prior to the occurrence and continuance of a Default and (y) at the Borrower's expense and without prior notice after the occurrence and continuance of a Default, to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

                  SECTION 5.03. Maintenance of Existence. The Borrower will at all times preserve and keep in full force and effect its corporate existence. Subject to Section 5.04, the Borrower will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Borrower or a Restricted Subsidiary) and all rights and franchises of the Borrower and its Restricted Subsidiaries unless, in the good faith judgment of the Borrower, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have and could not reasonably be expected to cause a Material Adverse Effect. The Borrower will, and will cause each Restricted Subsidiary (subject to Section 5.04), at all times to carry on its business in the food or beverage business or any related line of business.

                  SECTION 5.04. Consolidations, Mergers and Sales of Assets. The Borrower will not, nor will it permit any Material Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries of the Borrower may merge with one another, provided that in the case of a merger of a Restricted Subsidiary with an Unrestricted Subsidiary, the Restricted Subsidiary is the corporation surviving such merger, (c) other Persons may merge into or with Subsidiaries to effect an acquisition permitted by Section 5.15 and (d) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a Subsidiary or division shall not prohibit (x) transfers of assets (including stock of a Restricted Subsidiary) to or among Restricted Subsidiaries, (y) during any Fiscal Year, a transfer of assets other than Margin Stock or the discontinuance or elimination of a Subsidiary or division (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a Restricted Subsidiary or division to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other Restricted Subsidiaries or divisions discontinued, in any Fiscal Year, constituted more than 15% of Adjusted Consolidated Total Assets measured as of the end of the immediately preceding Fiscal Year and (z) transfers of (but not Liens on) Margin Stock. Nothing in this Section 5.04 shall be interpreted to (i) limit or abridge the provisions of Section 2.09(a) or (ii) restrict the Borrower's ability to dispose of (1) vehicles, (2) delivery routes, (3) assets obtained through acquisitions of businesses or assets on or after the date hereof, provided that proceeds of any such disposition shall be reinvested in the Borrower by reducing Indebtedness or by investing in operating assets, and (4) obsolete, under-performing or non-core assets, disposition of which, in management's judgment, would enhance the Borrower's operations and profitability, and dispositions described in this sentence shall not be subject to, or included in the computations under, clause
(d) above.

                  SECTION 5.05. Use of Proceeds. The proceeds of the Loans shall be used for general corporate purposes, including the Keebler Acquisition and other acquisitions permitted by Section 5.15, and the repayment of Indebtedness; provided, that no portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, unless such tender offer or other acquisition is to be made on a negotiated basis with the approval of the Board of Directors of the Person to be acquired, and the provisions of Section 5.16 would not be violated, (ii) in violation of
Section 4.16, or (iii) for any purpose in violation of any applicable law or regulation.

                  SECTION 5.06. Compliance with Laws; Payment of Taxes. (a) The Borrower will, and will cause each of its Material Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued or if failure to comply does not have and reasonably could not be expected to cause a Material Adverse Effect. The Borrower will, and will cause each of its Material Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrower or any Restricted Subsidiary, except liabilities being contested in good faith and against which, if requested by the Agent, the Borrower will set up reserves in accordance with GAAP and liabilities the nonpayment of which would not have and reasonably could not be expected to cause a Material Adverse Effect.

                  (b) The Borrower shall not permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to Multiemployer Plans incurred by the Borrower and members of the Controlled Group to exceed $5,000,000 at any time. For purposes of this Section 5.06(b), the amount of withdrawal liability of the Borrower and members of the Controlled Group at any date shall be the aggregate present value of the amount claimed to have been incurred less any portion thereof which the Borrower and members of the Controlled Group have paid or as to which the Borrower reasonably believes, after appropriate consideration of possible adjustments arising under Sections 4219 and 4221 of ERISA, it and members of the Controlled Group will have no liability, provided that the Borrower shall obtain prompt written advice from independent actuarial consultants supporting such determination. The Borrower agrees (i) once in each year, beginning with the 1998 Fiscal Year, to request a current statement of the withdrawal liability of the Borrower and members of the Controlled Group from each Multiemployer Plan, if any, and (ii) to transmit a copy of such statement to the Agent and the Banks within 15 days after the Borrower receives the same.

                  SECTION 5.07. Insurance. The Borrower will maintain, and will cause each of its Material Subsidiaries to maintain (either in the name of the Borrower or in such Material Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in at least such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business and similarly situated.

                  SECTION 5.08. Change in Fiscal Year. The Borrower will not change its Fiscal Year without the consent of the Required Banks, which shall not be unreasonably withheld (taking into consideration for such purpose the effect, if any, such change would have on the financial covenants contained in this Agreement).

                  SECTION 5.09. Maintenance of Property. The Borrower shall, and shall cause each Restricted Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted, except where any failure would not have and could not reasonably be expected to cause a Material Adverse Effect.

                  SECTION 5.10. Environmental Notices. The Borrower shall furnish to the Banks and the Agent prompt written notice of all Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases of which the Borrower shall have received actual notice or have actual knowledge at, on, in, under or in any way affecting the Properties, and all facts, events, or conditions that could lead to any of the foregoing, if the amount of liability or of remediation cost to the Borrower has or reasonably could be expected to cause a Material Adverse Effect.

                  SECTION 5.11. Environmental Matters. The Borrower and its Material Subsidiaries will not, and will not knowingly permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials in violation of applicable Environmental Requirements, except to the extent that failure to comply would not have and reasonably could not be expected to cause a Material Adverse Effect.

                  SECTION 5.12. Environmental Release. The Borrower agrees that upon its becoming aware of the occurrence of an Environmental Release, except for any Environmental Release which occurred in substantial compliance with all Environmental Requirements, at or on any of the Properties it will act promptly to determine the extent of, and to take such remedial action to eliminate, any such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority, except to the extent that failure to take remedial action would not have and reasonably could not be expected to cause a Material Adverse Effect.

                  SECTION 5.13. Transactions with Affiliates. Neither the Borrower nor any of its Material Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Borrower or such Material Subsidiary (which Affiliate is not the Borrower or a Restricted Subsidiary, other than a Person in which the Borrower or such Material Subsidiary owns less than a majority interest and which, if it were a Restricted Subsidiary, would not be a Material Subsidiary), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms which either (x) are no less favorable to Borrower or such Material Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate or (y) have been approved by a majority of the Board of Directors of the Borrower or such Material Subsidiary; provided, that the foregoing shall not affect the ability of the Borrower or any Material Subsidiary to determine, in its sole discretion, the amount or form of executive or director compensation from time to time.

                  SECTION 5.14. Loans or Advances. Neither the Borrower nor any of its Material Subsidiaries shall make loans or advances to any Person except as permitted by Section 5.16 and except: (i) loans or advances to employees not exceeding $10,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date; (ii) deposits required by government agencies or public utilities; (iii) loans or advances to and among Borrower and its Wholly Owned Subsidiaries; and (iv) other loans or advances, to Persons other than the Unrestricted Subsidiaries (loans and advances to Unrestricted Subsidiaries not being permitted), in an aggregate amount outstanding which do not exceed 15% of Adjusted Consolidated Total Assets as of the last day of the immediately preceding Fiscal Quarter; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section, no Default shall be in existence or be created thereby.

                  SECTION 5.15. Investments. Neither the Borrower nor any of its Restricted Subsidiaries shall make Investments in any Person except as permitted by Section 5.14 and except Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent,
(iii) commercial paper rated A1 or the equivalent thereof by Standard & Poor's Ratings

Group, a division of McGraw-Hill, Inc. or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition; (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc.; (v) Investments by the Borrower or any Restricted Subsidiary in the stock (or other ownership interests) of Persons which are Restricted Subsidiaries as of the Closing Date and/or (vi) Permitted Keebler Investments; provided, however, immediately after giving effect to the making of any Investment, no Default shall have occurred and be continuing.

                  SECTION 5.16. Negative Pledge. Neither the Borrower nor any Restricted Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                  (a)(i) Liens existing on the date of the Original Agreement securing Indebtedness outstanding on the date of the Original Agreement in an aggregate principal amount not exceeding $24,000,000 and (ii) Liens in favor of the Agent, for the ratable benefit of the Banks, to secure the Loans and other obligations under this Agreement and (if applicable) under any other agreement pertaining to Indebtedness which is required to be equally and ratably secured by any Lien securing the Loans;

                  (b) any Lien existing on any specific fixed asset of any corporation at the time such corporation becomes a Restricted Subsidiary and not created in contemplation of such event;

                  (c) any Lien on any specific fixed asset (real or personal) securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;

                  (d) any Lien on any specific fixed asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Restricted Subsidiary and not created in contemplation of such event;

                  (e) any Lien existing on any specific fixed asset prior to the acquisition thereof by the Borrower or a Restricted Subsidiary and not created in contemplation of such acquisition;

                  (f) Liens on assets of a Restricted Subsidiary securing Indebtedness owing by any Restricted Subsidiary to the Borrower or by any Restricted Subsidiary to another Restricted Subsidiary;

                  (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Indebtedness is not secured by any additional assets, and (ii) the amount of such Indebtedness secured by any such Lien is not increased;

                  (h) Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Indebtedness and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                  (i) Liens imposed by any governmental authority for taxes, assessments or charges not yet delinquent or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or any of its Subsidiaries, as the case may be, in accordance with GAAP;

                  (j) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business (whether or not statutory) which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings, for which a reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made;

                  (k) Liens, pledges or deposits to secure non-delinquent obligations under worker's compensation, unemployment insurance and other social security legislation and Liens arising from the pledge by the Borrower or any of its Subsidiaries of industrial revenue bonds or other instruments to secure reimbursement obligations under letters of credit issued to support the payment of such bonds or instruments;

                  (l) Liens on capital stock of or other ownership interests in any Person not a Restricted Subsidiary of the Borrower securing Indebtedness of such Person;

                  (m) Liens resulting from progress payments or partial payments under United States government contracts or subcontracts;

                  (n) Liens arising from legal proceedings, so long as such proceedings are being contested in good faith by appropriate proceedings diligently conducted and so long as execution is stayed on all judgments resulting from any such proceedings;

                  (o) grants of security and rights of setoff in deposit or credit accounts, including demand, savings, passbook, share draft or like accounts, certificates of deposit, money market accounts, items held for collection or deposit, commercial paper, negotiable instruments and similar accounts and instruments held at banks or financial institutions to secure the payment or reimbursement under overdraft, acceptance and similar facilities and rights of setoff, banker's liens and other similar rights arising solely by operation of law; and

                  (p) Liens not otherwise permitted by the foregoing paragraphs of this Section securing Indebtedness (other than indebtedness represented by the Notes) in an aggregate principal amount at any time outstanding which, together with the aggregate amount of Indebtedness of Restricted Subsidiaries permitted by Section 5.20(iv), does not exceed 20% of Adjusted Consolidated Net Worth as of the last day of the immediately preceding Fiscal Quarter.

                  SECTION 5.17. Adjusted Fixed Charges Coverage Ratio. At the end of each Fiscal Quarter, commencing with the second Fiscal Quarter of the 2000 Fiscal Year, the ratio of Adjusted EBILTDA to Adjusted Consolidated Fixed Charges shall at all times be equal to or greater than the ratio set forth below for such Fiscal Quarter of each Fiscal Year set forth below:


                                                  Adjusted Fixed Charges
         Fiscal Quarter         Fiscal Year       Coverage Ratio
         --------------         -----------       --------------

         Second                 2000              1.10 to 1.0
         Third                  2000              1.15 to 1.0
         Fourth                 2000              1.20 to 1.0
         First                  2001              1.25 to 1.0
         Second                 2001              1.25 to 1.0
         Third                  2001              1.25 to 1.0
         Fourth                 2001
         and thereafter                           1.50 to 1.0

                  SECTION 5.18. Leverage Ratio. The Leverage Ratio shall at all times be equal to or less than 0.65 to 1.0.

                  SECTION 5.19. Minimum Adjusted Consolidated Net Worth. Adjusted Consolidated Net Worth will at no time be less than $487,569,000, plus the sum of (x) 50% of the cumulative Net Proceeds of Capital Stock received during any period after April 27, 1998, plus (y) 50% of any equity resulting from a conversion of Indebtedness of the Borrower during any period after April 27, 1998, less (z) any amount of equity of the Borrower repurchased during any period after April 27, 1998, calculated quarterly at the end of each Fiscal Quarter.

                  SECTION 5.20. Subsidiary Borrowings. The Borrower shall not permit any Restricted Subsidiary to become liable for any Indebtedness, whether secured or unsecured, except: (i) such of the foregoing as is owed to the Borrower or another Wholly-Owned Subsidiary; (ii) Indebtedness or obligations secured by Liens permitted by Section 5.16; (iii) Indebtedness or obligations of a Subsidiary outstanding at the time such Subsidiary becomes a Subsidiary, provided that (a) such Indebtedness shall not have been incurred in contemplation of such Subsidiary becoming a Subsidiary, and (b) immediately after such Subsidiary becomes a Subsidiary, no Default or Event of Default shall exist, and provided, further, that such Indebtedness may not be extended, renewed, or refunded except as otherwise permitted by this Agreement; and (iv) subject to the provisions of Section 5.24 (and, if applicable, Sections 2.09(b) and 2.11), other Indebtedness which, when combined with the total of the Indebtedness secured by all Liens permitted by Section 5.16(p), without duplication, does not exceed 20% of Adjusted Consolidated Net Worth as of the last day of the immediately preceding Fiscal Quarter.

                  SECTION 5.21. Separateness from Unrestricted Subsidiaries. The Borrower shall conduct its business and operations in accordance with the following provisions:

                  (a) maintain books and records and bank accounts separate from those of the Unrestricted Subsidiaries;

                  (b) maintain its bank accounts and all its other assets separate from those of the Unrestricted Subsidiaries;

                  (c) hold itself out to creditors and the public as a legal entity separate and distinct from the Unrestricted Subsidiaries;

                  (d) prepare separate tax returns and financial statements showing it as a separate member of a consolidated group of which the Unrestricted Subsidiaries also are members;

                  (e) allocate and charge fairly and reasonably any common employee or overhead shared with any of the Unrestricted Subsidiaries;

                  (f) transact all business with Unrestricted Subsidiaries on an arm's length basis and enter into transactions with Unrestricted Subsidiaries only on a commercially reasonable basis;

                  (g) conduct business in its own name and use separate stationery, invoices and checks;

                  (h) not commingle its assets or funds with those of any Unrestricted Subsidiary;

                  (i) not assume, Guarantee or pay the Indebtedness of any Unrestricted Subsidiary;

                  (j) pay its own liabilities and expenses only out of its own funds, and not pay any liabilities and expenses of any of the Unrestricted Subsidiaries;

                  (k) pay salaries of its own employees from its own funds, and not pay salaries of the employees of any Unrestricted Subsidiary;

                  (l) not hold out its credit as being available to satisfy the obligations of any Unrestricted Subsidiary;

                  (m) not make loans to any Unrestricted Subsidiary or buy or hold evidence of indebtedness issued by any Unrestricted Subsidiary;

                  (n) not pledge its assets for the benefit of any Unrestricted Subsidiary; and

                  (o) correct any known misunderstanding regarding its identity as being separate from the Unrestricted Subsidiaries.

                  SECTION 5.22. Adjusted Consolidated EBITDA. At the end of each Fiscal Quarter, commencing with the first Fiscal Quarter of the 2000 Fiscal Year, Adjusted Consolidated EBITDA shall at all times equal to or greater than the amount set forth below for each Fiscal Quarter of each Fiscal Year set forth below, and shall be calculated (i) at the end of each Fiscal Quarter in the 2000 Fiscal Year, for such Fiscal Quarter only, and
(ii) at the end of each Fiscal Quarter thereafter, for the 4 Fiscal Quarter period then ending.


                                                  Adjusted
         Fiscal Quarter         Fiscal Year       Consolidated EBITDA
         --------------         -----------       -------------------

         First                  2000              $ 26,500,000
         Second                 2000              $ 18,500,000
         Third                  2000              $ 24,500,000
         Fourth                 2000              $ 25,000,000
         First                  2001              $105,000,000
         Second                 2001              $105,000,000
         Third                  2001              $115,000,000
         Fourth                 2001              $115,000,000
         First and thereafter   2002              $125,000,000

                  SECTION 5.23. Borrowing Base. At the end of each Fiscal Period, the sum of (i) all Indebtedness (including the Loans) of the Borrower and its Restricted Subsidiaries plus (ii) all Synthetic Lease Obligations of the Borrower and its Restricted Subsidiaries shall not exceed the Borrowing Base, and within 10 Domestic Business Days after the end of such Fiscal Period, the Borrower shall furnish to the Agent and the Banks a certificate, in reasonable detail, showing the calculations with respect thereto.

                  SECTION 5.24. New Indebtedness for Money Borrowed and New Capitalized Leases. The Borrower shall not, and the Borrower shall not permit its Restricted Subsidiaries to, incur any New Indebtedness for Money Borrowed or New Capitalized Leases, provided, that, so long as no Default or Event of Default is in existence or would be created thereby: (i) New Indebtedness for Money Borrowed may be issued in any amount, subject to the provisions of Section
5.20 and, if applicable, Sections 2.09ba) and 2.11, so long as the indenture, agreement, instrument or other agreement related thereto does not directly or indirectly prohibit or restrain, or have the effect of prohibiting or restraining, or imposing materially adverse conditions on, the ability of the Borrower or its Restricted Subsidiaries to create any Lien on any of its assets in favor of the Agent to secure the Loans and other obligations under this Agreement and under any other agreement pertaining to Indebtedness which must be equally and ratably secured by any Lien securing the Loans (the foregoing being collectively referred to as a "Negative Pledge Clause"), or a clause which would require that such New Indebtedness for Money Borrowed be equally and ratably secured by any Lien on its assets in favor of the Agent to secure the Loans and other obligations under this Agreement (except if and to the extent that such New Indebtedness for Money Borrowed arises out of an agreement in existence on the Closing Date which contains such a clause on the Closing Date); (ii) subject to the provisions of Section 5.20 (but not Sections 2.09(b) or 2.11), New Indebtedness for Money Borrowed may be incurred pursuant to a working capital line up to $50,000,000 which does not contain a Negative Pledge Clause); and
(iii) New Capitalized Leases may be entered into up to an aggregate of $25,000,000 which do not contain a Negative Pledge Clause (except as to the assets being leased pursuant thereto).

                  SECTION 5.25. Capital Expenditures. The Borrower shall not, and the Borrower shall not permit its Restricted Subsidiaries to, incur Capital Expenditures in any Fiscal Year, except that Capital Expenditures may be incurred up to an aggregate amount not exceeding

(x) $40,000,000 in the 2000 Fiscal Year and (y) $37,500,000 in any Fiscal Year thereafter, provided that after giving effect to the incurrence of any Capital Expenditures permitted by this Section, no Default shall be in existence or be created thereby.

         SECTION 5.26. Restricted Payments. The Borrower will not declare any Restricted Payment during any Fiscal Year unless, as of the date of such declaration, no Default or Event of Default is in existence or would be created by the making of such payment, and: (i) with respect to Restricted Payments consisting of repurchases of stock in the Borrower from any employee of the Borrower or any Restricted Subsidiary whose such employment is being or has been terminated (whether voluntarily or involuntarily), repurchases for an aggregate amount for all such employees not exceeding $2,500,000 in any Fiscal Year; and (ii) with respect to all other Restricted Payments, on a proforma basis, based upon the Borrower's good faith estimates (taking into account circumstances then known to it), after giving effect to such declaration and the payment thereof, and taking into account any additional Indebtedness anticipated in good faith by the Borrower to be incurred in connection therewith during the relevant period and other Indebtedness anticipated in good faith by the Borrower to be incurred during the relevant period, together with interest expense during the relevant period on all such anticipated Indebtedness, both as of (x) the end of the current Fiscal Period and (y) the end of the current Fiscal Quarter, (1) no Default or Event of Default would be in existence or created thereby, (2) the sum of the Unused Commitments, less any Swing Loans and Money Market Loans then outstanding, would be at least $15,000,000 and (3) the amount by which the Borrowing Base would exceed the sum of all Indebtedness (including the Loans) plus (without duplication) all Synthetic Lease Obligations would be at least $15,000,000. Prior to declaring any Restricted Payments pursuant hereto, the Borrower shall furnish to the Agent and the Banks a certificate, in reasonable detail, showing the calculations with respect to the foregoing.



                                   ARTICLE VI
                                    DEFAULTS

         SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

          (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within 5 Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Domestic Business Days after such fee or other amount becomes due; or

          (b) the Borrower shall fail to observe or perform any covenant contained in: (i) Sections 5.01(e), 5.02(ii), 5.03 through 5.05, inclusive, Sections 5.17 through 5.19, inclusive, Section 5.22, Sections 5.24 through 5.26, inclusive; or (ii) Section 5.23, and, with respect to this clause
     (ii) such failure shall not have been cured within 10 days after the earlier to occur of (1) delivery to the Agent and the Banks of the certificate required to be furnished pursuant to Section 5.23 and (2) the date such certificate was required to be so delivered pursuant to Section 5.23; or (iii) Sections 5.14, 5.15 or 5.20, and with respect to this clause (iii) such failure shall not have been cured within 10 days after the earlier to occur of (1) written notice thereof has been given to the Borrower by the Agent at the request of any Bank or (2) any Responsible Officer of the Borrower otherwise becomes aware of any such failure; or

          (c) the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph (a) or (b) above) and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Borrower by the Agent at the request of any Bank or (ii) any Responsible Officer of the Borrower otherwise becomes aware of any such failure; or

          (d) any representation, warranty, certification or statement made by the Borrower in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

          (e) the Borrower or any Material Subsidiary shall fail to make any payment in respect of Indebtedness in an aggregate amount outstanding in excess of $10,000,000 (other than the Notes) when due or within any applicable grace period; or

          (f) any event or condition shall occur which results in the acceleration of the maturity of Indebtedness or, as a result of any event of default, there is a requirement for the mandatory purchase or sale of property subject to any "synthetic lease" (meaning a lease transaction under which the obligations of the Borrower are treated as debt for tax purposes but not under GAAP) and/or the payment of any final rent payment or guaranteed residual amount with respect thereto (any such obligation to purchase or sell property or pay a final rent payment or guaranteed residual amount under a synthetic lease as a result of an event of default thereunder being a "synthetic lease obligation") in an aggregate amount outstanding in excess of $10,000,000 of the Borrower or any Material Subsidiary (including, without limitation, any required mandatory prepayment or "put" of such Indebtedness or, as a result of an event of default, a synthetic lease obligation, to the Borrower or any Material Subsidiary) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Indebtedness or commitment therefor or lessor under any such synthetic lease or any Person acting on such holders' or lessor's behalf to accelerate the maturity thereof or terminate any such commitment or to require, as a result of an event of default, the purchase or sale of such property or the payment of any other synthetic lease obligation (including, without limitation, any required mandatory prepayment or "put" of such Indebtedness or synthetic lease obligation to the Borrower or any Material Subsidiary); or

          (g) the Borrower or any Material Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

          (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Material Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Material Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

          (i) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated, in each case if the amount of Unfunded Vested Liabilities is in excess of $10,000,000; or

          (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $20,000,000 shall be rendered against the Borrower or any Material Subsidiary and such judgment or order shall continue unbonded, undischarged, unsatisfied and unstayed for a period of 30 days; or

          (k) a federal tax lien shall be filed against the Borrower or any Material Subsidiary under Section 6323 of the Code, if the amount involved is in excess of $20,000,000, or a lien of the PBGC shall be filed against the Borrower or any Material Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing, if the amount involved is in excess of $10,000,000; or

          (l) in any 12 month period or less, (i) 50% or more of the members of the full Board of Directors of the Borrower shall have resigned or been removed or replaced, or (ii) any Person or "Group" (as defined in Section 2(d)(3) of the Securities Exchange Act of 1934, as amended) (other than an employee benefit or stock ownership plan of the Borrower) shall have acquired, during such period, directly or indirectly, more than 30% of the capital stock (whether common or preferred or a combination thereof) of the Borrower, provided that the Borrower's purchase of treasury shares of shares of its capital stock outstanding on the date of the Original Agreement which results in one or more of the Borrower's shareholders of record as of the date of the Original Agreement owning 30% or more of the Borrower's Capital Stock shall not constitute an acquisition for purposes of this Section 6.01 (l); or

          (m) the occurrence of any event, act, occurrence, or condition which either has or which reasonably could be expected to cause a Material Adverse Effect.

then, and in every such event, (i) the Agent shall, if requested by the Required Banks, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, (ii) any Bank may terminate its obligation to fund a Money Market Loan in connection with any relevant Money Market Quote, and (iii) the Agent shall, if requested by the Required Banks, by notice to the Borrower declare the Notes (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents, to be, and the Notes, including the Swing Loan Note (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any Event of Default specified in paragraph (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically and without notice become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default. Notwithstanding the foregoing, the Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

         SECTION 6.02. Notice of Default. The Agent shall give notice to the Borrower of any Default under Section 6.01(b) or (c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                   ARTICLE VII

                                    THE AGENT

         SECTION 7.01. Appointment; Powers and Immunities. (a) Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or wilful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this
Article VII are solely for the benefit of the Agent and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Agent shall be ministerial and administrative in nature, and the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

         (b) Each Bank hereby designates The Bank of Nova Scotia as Documentation Agent and Bank of America, N.A. as Syndications Agent. The Documentation Agent and the Syndications Agent, in such capacity, shall have no duties or obligations whatsoever under this Agreement or any other Loan Document or any other document or any matter related hereto and thereto, but shall nevertheless be entitled to all the indemnities and other protection afforded to the Agent under this Article VII.

         SECTION 7.02. Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

         SECTION 7.03. Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or an Event of Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall give each Bank prompt notice of each nonpayment of principal of or interest on the Loans whether or not it has received any notice of the occurrence of such nonpayment. The Agent shall (subject to Section 9.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

         SECTION 7.04. Rights of Agent and its Affiliates as a Bank. With respect to the Loans made by the Agent and any Affiliate of the Agent, Wachovia in its capacity as a Bank hereunder and any Affiliate of the Agent or such Affiliate in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though Wachovia were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Wachovia in its individual capacity and any Affiliate of the Agent in its individual capacity. The Agent and any Affiliate of the Agent may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of the Borrower's Affiliates) as if Wachovia were not acting as the Agent, and the Agent and any Affiliate of the Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and the Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

         SECTION 7.05. Indemnification. Each Bank severally agrees to indemnify the Agent, to the extent the Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, out-of-pocket costs, expenses (including, without limitation, reasonable counsel fees and disbursements actually incurred) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or wilful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

         SECTION 7.06. Consequential Damages. THE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         SECTION 7.07. Payee of Note Treated as Owner. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent and the provisions of Section 9.07(c) have been satisfied. Any requests, authority or consent of any

Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

         SECTION 7.08. Nonreliance on Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself (or any Bank) informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Agent.

         SECTION 7.09. Failure to Act. Except for action expressly required of the Agent hereunder or under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by the Agent by reason of taking, continuing to take, or failing to take any such action.

         SECTION 7.10. Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent, subject to the approval of the Borrower, which shall not be unreasonably withheld or delayed; provided, that no approval of the Borrower shall be required if a Default is in existence. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, subject to the approval of the Borrower, which shall not be unreasonably withheld or delayed; provided, that no approval of the Borrower shall be required if a Default is in existence. Any successor Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

                                  ARTICLE VIII

                      CHANGE IN CIRCUMSTANCES; COMPENSATION

         SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:

          (a) the Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

          (b) the Required Banks advise the Agent that the London Interbank Offered Rate, as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make the type of Fixed Rate Loans specified in such notice shall be suspended. Unless the Borrower notifies the Agent at least 2 Domestic Business Days before the date of any Borrowing of such type of Fixed Rate Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

         SECTION 8.02. Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein or any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall, on the later of (i) the date such notice is received by the Borrower and (ii) the date such Change of Law becomes effective, prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Bank, together with accrued interest thereon and any amount due such Bank pursuant to Section 8.05(a). Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

         SECTION 8.03. Increased Cost and Reduced Return. (a) If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any
Authority:

          (i) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

          (ii) shall impose on any Bank (or its Lending Office) or on the London interbank market any other condition affecting its Fixed Rate Loans or Money Market Loans, its Notes or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction; provided, however, that the Borrower shall not be responsible to such Bank for any increased cost or reduced return under this Section 8.03(a) which accrued at any time before that date which is 90 calendar days prior to the date upon which the Borrower is notified of same.

         (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction; provided, however, that the Borrower shall not be responsible to such Bank for any increased cost or reduced return under this Section 8.03(b) which accrued at any time before that date which is 90 calendar days prior to the date upon which the Borrower is notified of same.

         (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any

Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error, provided such certificate shall set forth the basis of such claim and shall be accompanied by a statement of an officer of such Bank certifying that such claim for compensation is being made pursuant to a policy adopted by such Bank to seek such compensation generally from customers with similar types of loans. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

         (d) The provisions of this Section 8.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

         SECTION 8.04. Base Rate Loans Substituted for Euro-Dollar Loans. If (i) the obligation of any Bank to make or maintain any Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans, and interest and principal on such Loans shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

          (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

         SECTION 8.05. Compensation. Upon the request of any Bank, delivered to the Borrower and the Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense (but not loss of margin or profit) incurred by such Bank as a result of:

         (a) any payment or prepayment (pursuant to Section 2.10, 2.11, 6.01,
8.02 or otherwise) of a Fixed Rate Loan on a date other than the last day of an Interest Period for such Loan; or

         (b) any failure by the Borrower to borrow a Fixed Rate Loan on the date for the Fixed Rate Borrowing of which such Fixed Rate Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02 or notification of acceptance of Money Market Quotes pursuant to Section 2.03(e);

such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Fixed Rate Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Fixed Rate Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Fixed Rate Loan provided for herein over (y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market (if such Fixed Rate Loan is a Euro-Dollar Loan); provided, that (i) the Borrower shall be responsible to such Bank only for its actual costs incurred in connection with same (i.e. not for any lost profits which were expected over the course of such Interest Period), (ii) such Bank shall take reasonable efforts to mitigate its damages in connection with same, and (iii) if such Fixed Rate Loan is a Euro-Dollar Loan, the Borrower shall not be responsible to such Bank for such losses in excess of those amounts as such Bank would have incurred had it funded or maintained the Euro-Dollar Loan in the London interbank market (regardless of whether it actually did so).

         SECTION 8.06. Replacement of Bank. In the event that any Bank (a "Subject Bank") gives any notice under Section 8.02 resulting in the suspension of its obligation to make or maintain Euro-Dollar Loans, or requests compensation pursuant to Section 8.05, or requests compensation with respect to withholding Taxes pursuant to Section 2.12, or becomes insolvent or fails to make any Syndicated Loan in response to a request for borrowing by the Borrower where the Required Banks have made the Syndicated Loans to be made by them in response to such request, then, so long as such condition exists, the Borrower may designate another bank or financial institution (a "Replacement Bank") acceptable to the Agent (which acceptance will not be unreasonably withheld) and which is not an Affiliate of the Borrower, to assume the Subject Bank's Commitment hereunder and to purchase the Loans of the Subject Bank and the Subject Bank's rights under this Agreement and the Notes held by the Subject Bank, all without recourse to or representation or warranty by, or expense to the Subject Bank for a purchase price equal to the outstanding principal amount of the Loans payable to the Subject Bank plus any accrued but unpaid interest on such Loans and accrued but unpaid fees owing to the Subject Bank plus any amounts payable to the Subject Bank under Sections 2.12 and 8.05, and upon such assumption, purchase and substitution, and subject to the execution and delivery to the Agent by the Subject Bank and the Replacement Bank of an Assignment and Acceptance, the Replacement Bank shall succeed to the rights and obligations of the Subject Bank hereunder. In the event that the Borrower exercises its rights under the preceding sentence, the Subject Bank agrees to sell its Loans and rights under this Agreement and its Notes pursuant to the foregoing, and upon such sale, it shall no longer be a party hereto or have any rights or obligations hereunder; provided that the obligations of the Borrower to the Subject Bank under Article VIII and Section 9.03 with respect to events occurring or obligations arising before or as a result of such replacement shall survive such exercise.

                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective

(i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the confirmation is received, (ii) if given by mail, 3 Business Days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article II or Article VIII shall not be effective until received.

         SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 9.03. Expenses; Documentary Taxes. The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel for the Agent, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all reasonable out-of-pocket expenses incurred by the Agent and the Banks, including reasonable fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including reasonable out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify the Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

         SECTION 9.04. Indemnification. The Borrower shall indemnify the Agent, the Banks and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Agent or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Agent and each Bank, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any reasonable expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or wilful misconduct of the Person to be indemnified.

         SECTION 9.05. Setoff; Sharing of Setoffs. (a) The Borrower hereby grants to the Agent and each Bank and to Wachovia as to the Swing Loan Note, and, to the fullest extent permitted by law, each Affiliate of each Bank, the right to setoff, against the obligations of the Borrower under this Agreement, upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Agent or any such Bank or Affiliate of such Bank or otherwise in the possession or control of the Agent or any such Bank or Affiliate of such Bank for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Agent or any such Bank or Affiliate of such Bank, whether now existing or hereafter established, after the occurrence and during the continuance of an Event of Default, hereby authorizing the Agent and each Bank and each Affiliate of each Bank at any time or times with or without prior notice to apply such balances or any part thereof to such of the indebtedness and obligations owing by the Borrower hereunder to the Banks or their Affiliates and/or the Agent then past due and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Agent or any such Bank or its Affiliate as soon as the same may be put in transit to it by mail or carrier or by other bailee.

         (b) Each Bank agrees that if it or any of its Affiliates shall, by exercising any right of setoff or counterclaim or resort to collateral security or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Bank or its Affiliate in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other Bank, the Bank receiving (directly or through its Affiliate) such proportionately greater payment shall purchase such participations in the Notes held by the other Banks owing to such other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that
(i) nothing in this Section shall impair the right of any Bank or its Affiliates to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank or its Affiliate shall be rescinded and such other Bank or Affiliate shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

         SECTION 9.06. Amendments and Waivers. (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that, no such amendment or waiver shall, unless signed by all Banks, (i) increase the Commitment of any Bank or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees (other than fees payable to the Agent) hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) reduce the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes,
(vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, or (viii) release any Guaranty given to support payment of the Loans.

The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement from or with any Bank, except on terms fully disclosed to the Agent (which terms the Agent shall be authorized to disclose to the Banks). Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to the Agent (for delivery to each Bank) forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

         SECTION 9.07. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

         (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related Loan or Loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related Loan or Loans, (iii) the change of the principal of the related Loan or Loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, or (v) the release of any Guaranty given to support payment of the Loans. Each Bank selling to any Person other than an Affiliate of such Bank a participating interest in any Loan, Note, Commitment or other interest under this Agreement, other than a Money Market Loan or Money Market Note or participating interest therein, shall, within 10 Domestic Business Days of such sale, provide the

Borrower and the Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Article VIII with respect to its participation in Loans outstanding from time to time, subject to the provisions of Section 9.07(e).

         (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all or a proportionate part of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Bank and the Agent (and, in the case of an Assignee that is not then a Bank, subject to clause (iii) below, by the Borrower); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) if a Bank is assigning only a portion of its Commitment, then, the amount of the Commitment being assigned (determined as of the effective date of the assignment) shall be in an amount not less than $15,000,000, (iii) except during the continuance of a Default, no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank (or an Affiliate of a Bank) without the consent of the Borrower and the Agent, which consent shall not be unreasonably withheld (provided that it shall not constitute the unreasonable withholding of consent if the Borrower shall decline to consent because (1) the Borrower makes a reasonable determination that it is materially more likely that the proposed Assignee will be entitled to compensation under Section 2.12 or 8.05, or to a greater amount of compensation thereunder than the transferor Bank, or (2) the proposed Assignee has a combined capital and surplus of less than $500,000,000), and (iv) a Bank may not have more than 2 Assignees that are not then Banks at any one time. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment of a processing and recordation fee of $2,500 to the Agent, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to each of such Assignee and such transferor Bank.

         (d) Subject to the provisions of Section 9.08, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

         (e) No Transferee shall be entitled to receive any greater payment under Section 2.12 or 8.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

         (f) Anything in this Section 9.07 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

         SECTION 9.08. Confidentiality. Each Bank agrees to exercise commercially reasonable efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated (orally or in writing) to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (iv) which has been publicly disclosed (unless a person responsible for administering this Agreement on behalf of such Bank has actual knowledge that such disclosure is made by a Person in violation of a confidentiality agreement with or confidentiality obligation to the Borrower or any Subsidiary), (v) to the extent reasonably required in connection with any litigation to which the Agent, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.08; provided that should disclosure of any such confidential information be required by virtue of clause (ii) of the immediately preceding sentence, any relevant Bank shall promptly notify the Borrower of same so as to allow the Borrower to seek a protective order or to take any other appropriate action, unless such Bank is prohibited by law or any such order from giving such notice; provided, further, that, no Bank shall be required to delay compliance with any directive to disclose any such information so as to allow the Borrower to effect any such action.

         SECTION 9.09. Representation by Banks. Each Bank hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided that, subject to Section 9.07, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

         SECTION 9.10. Obligations Several. The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

         SECTION 9.11. Georgia Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of Georgia.

         SECTION 9.12. Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

         SECTION 9.13. Interest. In no event shall the amount of interest, and all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Bank, then the excess sum (the "Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Agent and the Banks do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Agent or the Banks hereunder or under any of the Notes or the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrower covenants, to the fullest extent permitted by law, that (i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the Borrower shall not seek or pursue any other remedy, legal or equitable , against the Agent or any Bank, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate, other than the crediting of the Excess as set forth herein. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Agent or any Bank, all interest at any time contracted for, charged or received from the Borrower in connection with this Agreement, the Notes or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrower, the Agent and each Bank shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Note and each of the other Loan Documents (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes and the other Loan Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

         SECTION 9.14. Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         SECTION 9.15. Waiver of Jury Trial; Consent to Jurisdiction. The Borrower (a) and each of the Banks and the Agent irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, (b) submits to the nonexclusive personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (c) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (d) agrees that service of process may be made upon it in the manner prescribed in Section 9.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

         SECTION 9.16. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 9.17. Source of Funds -- ERISA. Each of the Banks hereby severally (and not jointly) represents to the Borrower that no part of the funds to be used by such Bank to fund the Loans hereunder from time to time constitutes (i) assets allocated to any separate account maintained by such Bank in which any employee benefit plan (or its related trust) has any interest nor
(ii) any other assets of any employee benefit plan. As used in this Section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.



               [Signatures are contained on the following pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                  FLOWERS INDUSTRIES, INC.    (SEAL)


                                  By:
                                      ------------------------
                                      Name:
                                           -------------------
                                      Title:
                                            ------------------

                                  Flowers Industries, Inc.
                                  1919 Flowers Circle
                                  Thomasville, Georgia 31757
                                  Attention: Jimmy M. Woodward
                                  Telecopier number: 912-225-3808
                                  Confirmation number: 912-227-2266

COMMITMENTS                       WACHOVIA BANK, N.A.,
$110,000,000                      as Agent and as a Bank    (SEAL)


                                  By:
                                     -------------------------
                                      Name:
                                            ------------------
                                      Title:
                                             -----------------

                                  Lending Office

                                  Wachovia Bank, N.A.
                                  191 Peachtree Street, N.E.
                                  Atlanta, Georgia  30303-1757
                                  Attention:  Kevin B. Harrison
                                  Telecopier number:  404-332-6920
                                  Confirmation number:  404-332-5269


$100,000,000                      THE BANK OF NOVA SCOTIA, as
                                  Documentation Agent and as
                                  a Bank         (SEAL)


                                  By:
                                     -------------------------
                                      Name:
                                            ------------------
                                      Title:
                                             -----------------

                                  Lending Office
                                  The Bank of Nova Scotia
                                  600 Peachtree Street, N.E.
                                  Suite 2700
                                  Atlanta, Georgia  30308
                                  Attention:  William Zarrett
                                  Telecopier number:  404-888-8998
                                  Confirmation number:  404-877-1504

100,000,000                       BANK OF AMERICA, N.A., as Syndications
                                  Agent and as a Bank       (SEAL)


                                  By:
                                     -------------------------
                                      Name:
                                            ------------------
                                      Title:
                                             -----------------

                                  Lending Office
                                  Bank of America, N.A.
                                  231 S. LaSalle Street
                                  Suite 944
                                  Chicago, Illinois  60697
                                  Attention:  Casey Cosgrove.
                                  Telecopier number:  312-987-1276
                                  Confirmation number:  312-828-3092

$75,000,000                       FIRST UNION NATIONAL BANK
                                  as a Bank       (SEAL)

                                  By:
                                     -------------------------
                                      Name:
                                            ------------------
                                      Title:
                                             -----------------

                                  Lending Office
                                  First Union National Bank
                                  999 Peachtree Street, N.E.
                                  9th Floor
                                  Atlanta, Georgia 30309
                                  Attention:  Michael Romanzo
                                  Telecopier number: 404-827-7199
                                  Confirmation number:  404-827-7140

$45,000,000                       BANK ONE, NA, as a Bank
                                  Chicago Main Office
                                  (f/k/a The First National Bank
                                  of Chicago)     (SEAL)

                                  By:
                                     -------------------------
                                      Name:
                                            ------------------
                                      Title:
                                             -----------------

                                  Lending Office
                                  Bank One, NA
                                  c/o Bank One Capital Markets, Inc.
                                  1 Bank One Plaza, 10th Floor
                                  Chicago, Illinois  60670
                                  Attention:  David McNeela
                                  Telecopier number:  312-732-5296
                                  Confirmation number:  312-732-5730

$30,000,000                      SUNTRUST BANK, as a Bank          (SEAL)


                                  By:
                                     -------------------------
                                      Name:
                                            ------------------
                                      Title:
                                             -----------------


                                  By:
                                     -------------------------
                                      Name:
                                            ------------------
                                      Title:
                                             -----------------

                                 Lending Office
                                 SunTrust Bank
                                 25 Park Place, 23rd Floor
                                 Atlanta, Georgia  30303
                                 Attention:  Kim S. Martin
                                 Telecopier number:  404-230-5305
                                 Confirmation number:  404-588-7883

$25,000,000                      COOPERATIEVE CENTRALE RAIFFEISEN-
                                 BOERENLEENBANK B.A., "RABOBANK
                                 NEDERLAND", NEW YORK BRANCH,
                                 as a Bank        (SEAL)


                                  By:
                                     -------------------------
                                      Name:
                                            ------------------
                                      Title:
                                             -----------------


                                  By:
                                     -------------------------
                                      Name:
                                            ------------------
                                      Title:
                                             -----------------

                                 Lending Office
                                 Cooperatieve Centrale Raiffeisen-Boerenleenbank
                                 B.A., "Rabobank Nederland", New York Branch
                                 245 Park Avenue
                                 New York, New York 10157
                                 Attention: Brenda Llew
                                 Telecopier number: 212-916-7930
                                 Confirmation number: 212-916-7928

$15,000,000                      DG BANK, DEUTSCHE
                                 GENOSSENSCHAFTSBANK, AG, CAYMAN
                                 ISLANDS BRANCH, as a Bank  (SEAL)


                                  By:
                                     -------------------------
                                      Name:
                                            ------------------
                                      Title:
                                             -----------------


                                  By:
                                     -------------------------
                                      Name:
                                            ------------------
                                      Title:
                                             -----------------

                                 Lending Office
                                 DG Bank, Deutsche Genossenschaftsbank, AG,
                                 Cayman Islands Branch
                                 c/o DG Bank
                                 303 Peachtree Street, N.E.
                                 Suite 2900
                                 Atlanta, Georgia 30308
                                 Attention:  Kurt A. Morris
                                 Telecopier number:  404-524-4006
                                 Confirmation number:  404-524-3966

---------------
TOTAL COMMITMENTS:
$500,000,000

                                                                     EXHIBIT A-1

                    AMENDED AND RESTATED SYNDICATED LOAN NOTE

                                Atlanta, Georgia
                                January 30, 1998


         For value received, FLOWERS INDUSTRIES, INC., a Georgia corporation (the "Borrower"), promises to pay to the order of _________________________________________, a ____________________ (the "Bank"),
for the account of its Lending Office, the principal sum of ___________________________________ AND NO/100 DOLLARS ($________ ), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Amended and Restated Syndicated Loan Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Syndicated Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Amended and Restated Syndicated Loan Note is one of the Syndicated Loan Notes referred to in the Amended and Restated Credit Agreement dated as of January 30, 1998 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank, N.A., as Agent, The Bank of Nova Scotia, as Documentation Agent, and NationsBank, N.A., as Syndications Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Amended and Restated Syndicated Loan Note is collected by law or through an attorney at law.

         The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Amended and Restated Syndicated Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                              FLOWERS INDUSTRIES, INC. (SEAL)


                                              By:
                                                  ---------------------
                                                    Title:

                   SYNDICATED LOANS AND PAYMENTS OF PRINCIPAL



Base Rate      Amount                  Amount of
or Euro-       of                      Principal         Maturity               Notation
Date           Dollar Loan             Loan              Repaid                 Date             Made By

---------------------------------------------------------------------------------------------------------

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

                                                                     EXHIBIT A-2


                   AMENDED AND RESTATED MONEY MARKET LOAN NOTE

                             As of January 30, 1998

         For value received, FLOWERS INDUSTRIES, INC., a Georgia corporation (the "Borrower"), promises to pay to the order of ____________________________, a _______________ (the "Bank"), for the account of its Lending Office, the principal sum of FIVE HUNDRED MILLION AND NO/100 DOLLARS ($500,000,000), or such lesser amount as shall equal the unpaid principal amount of each Money Market Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Amended and Restated Money Market Loan Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Money Market Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Amended and Restated Money Market Loan Note is one of the Money Market Loan Notes referred to in the Amended and Restated Credit Agreement dated as of January 30, 1998 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank, N.A., as Agent, The Bank of Nova Scotia, as Documentation Agent, and NationsBank, N.A., as Syndications Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Amended and Restated Money Market Loan Note is collected by law or through an attorney at law.

         The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Amended and Restated Money Market Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                          FLOWERS INDUSTRIES, INC.  (SEAL)


                                          By:
                                             ---------------------
                                               Title:

                  MONEY MARKET LOANS AND PAYMENTS OF PRINCIPAL


               Amount                  Amount of         Stated
Interest       of                      Principal         Maturity               Notation
Date           Rate                    Loan              Repaid                 Date             Made By

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

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

                                                                     EXHIBIT A-3

                                 SWING LOAN NOTE


                                Atlanta, Georgia

                                 March 30, 2000


     For value received, FLOWERS INDUSTRIES, a Georgia corporation (the "Borrower"), promises to pay to the order of WACHOVIA BANK, N.A., a national banking association (the "Bank"), for the account of its Lending Office, the principal sum of Fifteen Million and No/100 Dollars ($15,000,000), or such lesser amount as shall equal the unpaid principal amount of each Swing Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Swing Loan Note at the rate provided for Base Rate Loans on the dates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

     All Swing Loans made by the Bank, the respective maturities thereof, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This Swing Loan Note is the Swing Loan Note referred to in the Second Amended and Restated Credit Agreement dated as of even date herewith among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

     IN WITNESS WHEREOF, the Borrower has caused this Swing Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.





                                       FLOWERS INDUSTRIES, INC.    (SEAL)


                                       By:
                                          ---------------------
                                            Title:


----------------------------------------------------------------------------------------------------------------------
                                           LOANS AND PAYMENTS OF PRINCIPAL

                                                      AMOUNT OF
                             AMOUNT OF                PRINCIPAL                MATURITY               NOTATION
        DATE                   LOAN                     REPAID                   DATE                  MADE BY








































----------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B


                                   OPINION OF
                            COUNSEL FOR THE BORROWER


                                                  [Dated as provided in Section
                                                   3.01 of the Credit Agreement]


To the Banks and the Agent
Referred to Below
c/o Wachovia Bank, N.A.,
as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attn:  Syndications Group

Dear Sirs:

         I am Assistant General Counsel of Flowers Industries, Inc., a Georgia corporation (the "Borrower") in connection with the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of January 30, 1998, among the Borrower, the banks listed on the signature pages thereof, Wachovia Bank, N.A., as Agent, The Bank of Nova Scotia, as Documentation Agent, and NationsBank, N.A., as Syndications Agent. Terms defined in the Credit Agreement are used herein as therein defined.

         I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. I have assumed for purposes of my opinions set forth below that the execution and delivery of the Credit Agreement by each Bank and by the Agent have been duly authorized by each Bank and by the Agent.

         Upon the basis of the foregoing, I am of the opinion that:

         1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Georgia and has all corporate powers required to carry on its business as now conducted.

         2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes (i) are within the Borrower's corporate powers,
(ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument which to our knowledge is binding upon the Borrower and (v) except as provided in the Credit Agreement, do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

         3. The Credit Agreement constitutes a valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, and the Notes constitute valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited by: (i) bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

         4. There is no action, suit or proceeding pending, or threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner questions the validity or enforceability of the Credit Agreement or any Note.

         5. Each of the Borrower's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         6. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         7. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         The opinion contained in Paragraph 2(iv) hereof is qualified to the effect that no opinion is given thereunder as to Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

         I am qualified to practice in the State of Georgia and do not purport to be experts on any laws other than the laws of the United States and the State of Georgia and this opinion is rendered only with respect to such laws. I have made no independent investigation of the laws of any other jurisdiction.

         This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you, any Assignee, Participant or other Transferee under the Credit Agreement, and Jones, Day, Reavis & Pogue without our prior written consent.

                                             Very truly yours,

                                                                       EXHIBIT C


                                   OPINION OF
                   JONES, DAY, REAVIS & POGUE, SPECIAL COUNSEL
                                  FOR THE AGENT


                                                 [Dated as provided in Section
                                                  3.01 of the Credit Agreement]


To the Banks and the Agent
Referred to Below
c/o Wachovia Bank, N.A.,
as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn: Syndications Group

Dear Sirs:

         We have participated in the preparation of the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of January 30, 1998, among Flowers Industries, Inc., a Georgia corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks"), Wachovia Bank, N.A., as Agent (the "Agent"), The Bank of Nova Scotia, as Documentation Agent, and NationsBank, N.A., as Syndications Agent, and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement and each of the Notes by or on behalf of the Borrower, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and
(iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement and the Notes may be further limited by the laws of the State of Georgia; provided that such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Credit Agreement and the Notes, except for the economic consequences of any procedural delay which may result from such laws.

         In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Agent or any of the Banks with any state or federal laws or regulations applicable to the Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Agent or any of the Banks.

         This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.

                                               Very truly yours,

                                                                       EXHIBIT D


                           ASSIGNMENT AND ACCEPTANCE
                      Dated _______________ ____, ________

         Reference is made to the Second Amended and Restated Credit Agreement dated as of March 30, 2000 (together with all amendments and modifications thereto, the "Credit Agreement") among Flowers Industries, Inc., a Georgia corporation (the "Borrower"), the Banks (as defined in the Credit Agreement), Wachovia Bank, N.A., as Agent (the "Agent"), The Bank of Nova Scotia, as Documentation Agent, and Bank of America, N.A., as Syndications Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

         ____________________________________________ (the "Assignor") and
____________________________________ (the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor, a _____% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (including, without limitation, a _____% interest (which on the Effective Date hereof is $__________) in the Assignor's Commitment and a _____% interest (which on the Effective Date hereof is $_______________) in the Syndicated Loans [and Money Market Loans] owing to the Assignor and a _____% interest in the Note[s] held by the Assignor (which on the Effective Date hereof is $__________).

         2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $__________ and the aggregate outstanding principal amount of Syndicated Loans [and Money Market Loans] owing to it (without giving effect to assignments thereof which have not yet become effective) is $ __________; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note[s] referred to in paragraph 1 above and requests that the Agent exchange such Note[s] for [a new Syndicated Loan Note dated ________ , ______, in the principal amount of $__________ payable to the order of the Assignee and a new Money Market Loan Note dated ___________, ____ in the principal amount of $______________ payable to the order of the Assignee] [new Notes as follows: a (i) Syndicated Loan Note dated ___________ , ____ in the principal amount of $ __________ payable to the order of the Assignor
(ii) Syndicated Loan Note dated __________ , _____ in the principal amount of
$ ________ payable to the order of the Assignee, and (iii) and a new Money Market Loan Note dated ___________, ____ in the principal amount of $______________ payable to the order of the Assignee].

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action, (viii) makes the representation and warranty contained in Section 9.17 of the Credit Agreement[, and (ix) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].

         4. The Effective Date for this Assignment and Acceptance shall be _______________, _____ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for execution and acceptance by the Agent and to the Borrower for execution by the Borrower.

         5. Upon such execution and acceptance by the Agent [and execution by the Borrower] [IF REQUIRED BY THE CREDIT AGREEMENT], from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Sections 8.03, 9.03 and 9.04 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

         6. Upon such execution and acceptance by the Agent [and execution by the Borrower] [IF REQUIRED BY THE CREDIT AGREEMENT], from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Agent directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                                    [NAME OF ASSIGNOR]


                                    By:
                                       ------------------------------
                                        Title:


                                    [NAME OF ASSIGNEE]


                                    By:
                                       ------------------------------
                                        Title:

                                    Lending Office:
                                    [Address]


                                    WACHOVIA BANK, N.A.,
                                    As Agent


                                    By:
                                       ------------------------------
                                        Title:

                                    FLOWERS INDUSTRIES, INC.
                                    IF REQUIRED BY THE CREDIT AGREEMENT


                                    By:
                                       ------------------------------
                                        Title:

                                                                       EXHIBIT E


                               NOTICE OF BORROWING


                              ________________, ___

Wachovia Bank, N.A., as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention:  Syndications Group

                  Re: Second Amended and Restated Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of March 30, 2000, by and among Flowers Industries, Inc., the Banks from time to time parties thereto, Wachovia Bank, as Agent, The Bank of Nova Scotia, as Documentation Agent, and Bank of America, N.A., as Syndications Agent.

Gentlemen:

     Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

     This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Credit Agreement.

     The Borrower hereby requests a [Syndicated Borrowing] [Swing Loan Borrowing] [Euro-Dollar Borrowing] [Base Rate Borrowing] in the aggregate principal amount of $_____ to be made on_____,___, and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-Dollar Loans] [Base Rate Loans]. The duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months] [30 days].

     The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this____ day of____,___.

                                    FLOWERS INDUSTRIES, INC.


                                    By:
                                       ----------------------
                                        Title:

                                                                       EXHIBIT F


                             COMPLIANCE CERTIFICATE

     Reference is made to the Second Amended and Restated Credit Agreement dated as of March 30, 2000 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Flowers Industries, Inc., the Banks from time to time parties thereto, Wachovia Bank, N.A., as Agent, The Bank of Nova Scotia, as Documentation Agent, and Bank of America, N.A., as Syndications Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

Pursuant to Section 5.01(c) of the Credit Agreement,______, the duly authorized ________ of Flowers Industries, Inc., hereby (A) certifies to the Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of______,___, (B) certifies to the Agent and the Banks that no Default is in existence on and as of the date hereof and (C) restates and reaffirms that the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date.

                                    FLOWERS INDUSTRIES, INC.


                                    By:
                                       ------------------------------
                                        Title:

                              COMPLIANCE CHECK LIST
                            Flowers Industries, Inc.


                            ________________________

                             ______________, ______

1.       Loans and Advances (Section 5.14)

         Neither the Borrower nor any of its Material Subsidiaries shall make loans or advances to any Person except as permitted by Section 5.16 and except: (i) loans or advances to employees not exceeding $10,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date; (ii) deposits required by government agencies or public utilities; (iii) loans or advances to and among Borrower and its Wholly Owned Subsidiaries; and (iv) other loans or advances, to Persons other than the Unrestricted Subsidiaries (loans and advances to Unrestricted Subsidiaries not being permitted), in an aggregate amount outstanding which do not exceed 15% of Adjusted Consolidated Total Assets as of the last day of the immediately preceding Fiscal Quarter; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section, no Default shall be in existence or be created thereby.

         (a)  loans and advances to employees                $
                                                              ----------
         (b)  lesser of (a) and $10,000,000                  $
                                                              ----------
         (c)  other loans and advances not
              permitted by clauses (i) through (iii),
              inclusive (1)                                  $
                                                              ----------
         (d)  Adjusted Consolidated Total Assets             $
                                                              ----------
         (e)  15% of (d)                                     $
                                                              ----------
         Limitation (d) may not exceed (e)

2.       Negative Pledge (Section 5.16)

         (a)  Amount of Indebtedness secured by Liens
              permitted by Sections 5.1(a)
              through 5.16(g), inclusive, and
              (l) and (n)    Schedule - 1                    $
                                                              ----------
         (b)  Amount of Debt secured by Liens not

---------------

(1) Loans and advances to the Unrestricted Subsidiaries are not permitted and may not be included in this category.

              permitted by Section (q) Schedule - 1          $
                                                              ----------
         (c)  Aggregate amount of Indebtedness of
              Restricted Subsidiaries permitted
              by Section 5.20(iv)                            $
                                                              ----------
         (d)  Sum of (b) and (c)                             $
                                                              ----------
         (e)  Adjusted Consolidated Net Worth                $
                                                              ----------
         (f)  20% of (e)                                     $
                                                              ----------
         Limitation (d) may not exceed (f)

3.       Adjusted Fixed Charge Coverage Ratio (Section 5.17)

At the end of each Fiscal Quarter, commencing with the second Fiscal Quarter of the 2000 Fiscal Year, the ratio of Adjusted EBILTDA to Adjusted Consolidated Fixed Charges shall at all times be equal to or greater than the ratio set forth below for such Fiscal Quarter of each Fiscal Year set forth below:

                                      Adjusted Fixed Charges
  Fiscal Quarter      Fiscal Year         Coverage Ratio
  --------------      -----------         --------------
  Second                 2000              1.10 to 1.0
  Third                  2000              1.15 to 1.0
  Fourth                 2000              1.20 to 1.0
  First                  2001              1.25 to 1.0
  Second                 2001              1.25 to 1.0
  Third                  2001              1.25 to 1.0
  Fourth                 2001
  and thereafter                           1.50 to 1.0

          (a)  Adjusted Consolidated Net Income Schedule 2          $
                                                                     ----------
          (b)  Adjusted Consolidated Interest Expense - Schedule 2  $
                                                                     ----------
          (c)  payments on operating leases and rental agreements   $
                                                                     ----------
          (d)  taxes - Schedule 2                                   $
                                                                     ----------
          (e)  depreciation - Schedule 2                            $
                                                                     ----------
          (f)  amortization - Schedule 2                            $
                                                                     ----------

          (g)  sum of (a) plus (b) plus (c) plus (d) plus (e)
               plus (f)                                             $
                                                                     ----------
          (h)  sum of (b) plus (c)                                  $
                                                                     ----------
               Ratio of (g) to (h)                                  $
                                                                     ----------
               Requirement                                       [>1.10 to 1.0]
                                                                  -
                                                                 [>1.15 to 1.0]
                                                                  -
                                                                 [>1.20 to 1.0]
                                                                  -
                                                                 [>1.25 to 1.0]
                                                                  -
                                                                 [>1.50 to 1.0]
                                                                  -

4.       Leverage Ratio (Section 5.18)

         The Leverage Ratio shall at all times be equal to or less than 0.65 to 1.0.

          (a)  Adjusted Consolidated Total Debt Schedule - 4        $
                                                                     ----------
          (b)  Adjusted Consolidated Net Worth                      $
                                                                     ----------
          (c)  Sum of (a) plus (b)                                  $
                                                                     ----------
          Ratio of (a) to (c)                                       $
                                                                     ----------
          Requirement                                            > 0.65 to 1.00
                                                                 -

5.       Minimum Adjusted Consolidated Net Worth (Section 5.19)

         Adjusted Consolidated Net Worth will at no time be less than $487,569,000, plus the sum of (x) 50% of the cumulative Net Proceeds of Capital Stock received during any period after April 27, 1998, plus
         (y) 50% of any equity resulting from a conversion of Indebtedness of the Borrower during any period after April 27, 1998, less (z) any amount of equity of the Borrower repurchased during any period after April 27, 1998, calculated quarterly at the end of each Fiscal Quarter.

          (a)  cumulative Net Capital Proceeds since April 27, 1998 $
                                                                     ----------
          (b)  50% of (a)                                           $
                                                                     ----------
          (c)  equity resulting from Indebtedness conversion
               since April 27, 1998                                 $
                                                                     ----------
          (d)  amount of equity repurchased since April 27, 1998    $
                                                                     ----------
          (e)  (c) less (d)                                         $
                                                                     ----------

          (f)  50% of (e)                                           $
                                                                     ----------
          (g)  sum of $487,589,000, plus (b),
               plus (f)                                             $
                                                                     ----------
          (h)  Adjusted Consolidated Net Worth                      $
                                                                     ----------
               Limitation (h) may not be less than (g)

6.       Adjusted Consolidated EBITDA (Section 5.22)

At the end of each Fiscal Quarter, commencing with the first Fiscal Quarter of the 2000 Fiscal Year, Adjusted Consolidated EBITDA shall at all times be equal to or greater than the amount set forth below for each Fiscal Quarter of each Fiscal Year set forth below, and shall be calculated (i) at the end of each Fiscal Quarter in the 2000 Fiscal Year, for such Fiscal Quarter only, and (ii) at the end of each Fiscal Quarter thereafter, for the 4 Fiscal Quarter period then ending.


                                                     Adjusted
Fiscal Quarter                  Fiscal Year        Consolidated
--------------                  -----------        ------------
                                                      EBITDA
                                                      ------
First                              2000            $ 26,500,000
Second                             2000            $ 18,500,000
Third                              2000            $ 24,500,000
Fourth                             2000            $ 25,000,000
First                              2001            $105,000,000
Second                             2001            $105,000,000
Third                              2001            $115,000,000
Fourth                             2001            $115,000,000
First and thereafter               2002            $125,000,000
   Adjusted Consolidated EBITDA
     Schedule - 5                                  $
                                                   ------------


7.       Capital Expenditures (Section 5.25)

         The Borrower shall not, and the Borrower shall not permit its Restricted Subsidiaries to, incur Capital Expenditures in any Fiscal Year, except that Capital Expenditures may be incurred up to an aggregate amount not exceeding (x) $40,000,000 in the 2000 Fiscal Year and (y) $37,500,000 in any Fiscal Year thereafter, provided that after giving effect to the incurrence of any Capital Expenditures permitted by this Section, no Default shall be in existence or be created thereby.

          (a)  Capital Expenditures incurred in Fiscal Year         $
               to date:                                              ----------


               Limitation: (a) may not exceed $40,000,000 in the 2000 Fiscal
                              Year and $37,500,000 in any Fiscal Year thereafter

                                                                    Schedule - 1


     (a) Liens Securing Debt In The Principal Amount of $50,000 or More which are Not Permitted by Sections 5.1(a) through 5.16(g), inclusive, and
(l), (n) and (o)



                                                     Relevant Provision of
Description of Lien    Amount of Debt Secured     Section 5.16 Permitting Same
-------------------    ----------------------     ----------------------------

1.                       $
  ----------------       ----------------               ---------------
2.                       $
  ----------------       ----------------               ---------------
3.                       $
  ----------------       ----------------               ---------------
4.                       $
  ----------------       ----------------               ---------------
5.                       $
  ----------------       ----------------               ---------------
6.                       $
  ----------------       ----------------               ---------------
7.                       $
  ----------------       ----------------               ---------------
8.                       $
  ----------------       ----------------               ---------------
9.                       $
  ----------------       ----------------               ---------------

(b)  Aggregate Amount of Other Liens Securing Debt which are
     Not Permitted by Sections 5.1(a) through 5.16(g), inclusive
     and (l), (n) and (o)                                            $
                                                                      ----------
(c)  Aggregate Amount of All Debt Secured by Liens                   $
                                                                      ----------

                                                                    Schedule - 2


                       Adjusted Fixed Charge Coverage (2)


Adjusted Consolidated Net Income for:

      quarter                                                 $
-----         -----                                            ----------
      quarter                                                 $
-----         -----                                            ----------
      quarter                                                 $
-----         -----                                            ----------
      quarter                                                 $
-----         -----                                            ----------

       Total                                                  $
                                                               ----------

Adjusted Consolidated Interest Expense for:

      quarter                                                 $
-----         -----                                            ----------
      quarter                                                 $
-----         -----                                            ----------
      quarter                                                 $
-----         -----                                            ----------
      quarter                                                 $
-----         -----                                            ----------

       Total                                                  $
                                                               ----------

Operating Leases and Rentals for:

      quarter                                                 $
-----         -----                                            ----------
      quarter                                                 $
-----         -----                                            ----------
      quarter                                                 $
-----         -----                                            ----------
      quarter                                                 $
-----         -----                                            ----------

       Total                                                  $
                                                               ----------

Taxes for:

                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------

       Total                                                  $
                                                               ----------

Depreciation for:

---------------

(2) Include Restricted Subsidiaries Only, and include only Fiscal Year to date for calculation at end of second and third Fiscal Quarter of 2000 Fiscal Year

                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------

       Total                                                  $
                                                               ----------

Amortization for:

                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------

       Total                                                  $
                                                               ----------

                                                                    Schedule - 4


                        Adjusted Consolidated Total Debt


                                                     INTEREST
                                                       RATE                MATURITY                 TOTAL
                                                     --------              --------                 -----

(a)      Unsecured Borrowed Money
                                                                                                 $
         ===================                         ----------            ----------             ----------
                                                                                                 $
         ===================                         ----------            ----------             ----------

         Total Unsecured Borrowed Money                                                          $
                                                                                                  ----------
(b)      Deferred Purchase Price
                                                                                                 $
         ===================                         ----------            ----------             ----------
                                                                                                 $
         ===================                         ----------            ----------             ----------

         Total Deferred Purchase Price                                                           $
                                                                                                  ----------
(c)      Capitalized Leases
                                                                                                 $
         ===================                         ----------            ----------             ----------
                                                                                                 $
         ===================                         ----------            ----------             ----------

         Total Capitalized Leases                                                                $
                                                                                                  ----------
(d)      Secured Borrowed Money
                                                                                                 $
         ===================                         ----------            ----------             ----------
                                                                                                 $
         ===================                         ----------            ----------             ----------

         Total Secured Borrowed Money                                                            $
                                                                                                  ----------
(e)      Letters of Credit and Similar Instruments(3)
                                                                                                 $
         ===================                         ----------            ----------             ----------
                                                                                                 $
         ===================                         ----------            ----------             ----------

         Total Letters of Credit and Similar Instruments                                         $
                                                                                                  ----------

--------------

(3)    Include only if have maturities of greater than 1 year


(f)      Swaps
                                                                                                 $
         ===================                         ----------            ----------             ----------
                                                                                                 $
         ===================                         ----------            ----------             ----------

         Total Swaps                                                                             $
                                                                                                  ----------
(g)      Guaranties
                                                                                                 $
         ===================                         ----------            ----------             ----------
                                                                                                 $
         ===================                         ----------            ----------             ----------

         Total Guaranties                                                                        $
                                                                                                  ----------
(h)      Convertible Redeemable Capital Stock (4)
                                                                                                 $
         ===================                         ----------            ----------             ----------
                                                                                                 $
         ===================                         ----------            ----------             ----------

         Total Convertible Redeemable Capital Stock                                              $
                                                                                                  ----------
(i)      Convertible Subordinated Debt (2)
                                                                                                 $
         ===================                         ----------            ----------             ----------
                                                                                                 $
         ===================                         ----------            ----------             ----------

         Total Convertible Subordinated Debt                                                     $
                                                                                                  ----------
         ADJUSTED CONSOLIDATED TOTAL DEBT-sum of (a) plus (b)
         plus (c) plus (d) plus (e) plus (f) plus (g)                                            $
         less (h) less (i)                                                                        ----------

--------------

(4) Include only if current market value of an equity security into which it is convertible is greater than the conversion price for such security.

                                                                    Schedule - 5


                         Adjusted Consolidated EBITDA (5)



Adjusted Consolidated Net Income for:
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------

       Total                                                  $
                                                               ----------

Adjusted Consolidated Interest Expense for:
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------

       Total                                                  $
                                                               ----------

Taxes for:
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------

       Total                                                  $
                                                               ----------

Depreciation for:
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------

       Total                                                  $
                                                               ----------

Amortization for:

---------------

(5) Include Restricted Subsidiaries Only and for each Fiscal Quarter of the 2000 Fiscal Year, include only calculation for such Fiscal Quarter


                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------

       Total                                                  $
                                                               ----------
Other Non-cash Charges for:

----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------
                                                              $
----- quarter -----                                            ----------

       Total                                                  $
                                                               ----------

                                                                       EXHIBIT G


                            FLOWERS INDUSTRIES, INC.

                               CLOSING CERTIFICATE

     Reference is made to the Second Amended and Restated Credit Agreement (the "Credit Agreement") dated as of March 30, 2000, among Flowers Industries, Inc., the Banks listed therein, Wachovia Bank , N.A., as Agent, The Bank of Nova Scotia, as Documentation Agent, and Bank of America, N.A., as Syndications Agent. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

     Pursuant to Section 3.01(e) of the Credit Agreement,________________ , the duly authorized____________ of Flowers Industries, Inc. hereby certifies to the Agent and the Banks that (i) no Default has occurred and is continuing as of the date hereof, and (ii) the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof.

     Certified as of this March 30, 2000.


                                          By:
                                             ----------------------------------

                                             Printed Name:
                                                          ---------------------
                                             Title:
                                                   ----------------------------

                                                                       EXHIBIT H


                            FLOWERS INDUSTRIES, INC.

                             SECRETARY'S CERTIFICATE

         The undersigned,_________________,_______________, Secretary of Flowers
Industries, Inc., a Georgia corporation (the "Borrower"), hereby certifies that he has been duly elected, qualified and is acting in such capacity and that, as such, [s]he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Second Amended and Restated Credit Agreement dated as of March 30, 2000 among the Borrower, Wachovia Bank, N.A. as Agent and as a Bank, The Bank of Nova Scotia, as Documentation Agent, and Bank of America, N.A., as Syndications Agent, and certain other Banks listed on the signature pages thereof (capitalized terms used herein without definition have the meanings given them therein), that:

     1. The Certificate of Incorporation of the Borrower delivered at the closing of the Original Agreement is still in full force and effect on the date hereof [EXCEPT THAT IT HAS BEEN AMENDED BY THE AMENDMENT ATTACHED HERETO AS EXHIBIT A].

     2. The Bylaws of the Borrower delivered at the closing of the Original Agreement are still in full force and effect on the date hereof [EXCEPT THAT THEY HAVE BEEN AMENDED BY THE AMENDMENT ATTACHED HERETO AS EXHIBIT B].

     3. _____________________, who is _____________________ of the Borrower
signed the Credit Agreement and the Swing Loan Note on behalf of the Borrower, was duly elected, qualified and acting as such at the time he signed the Credit Agreement and the Swing Loan Note, and his signature appearing on the Credit Agreement and the Swing Loan Note is his genuine signature.

     IN WITNESS WHEREOF, the undersigned has hereunto set [his/her] hand as of March 30, 2000.


                                             -------------------------------

                                                                       EXHIBIT I


                           MONEY MARKET QUOTE REQUEST

Wachovia Bank, N.A.,
  as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention:  Syndications Group

         Re:      Money Market Quote Request

     This Money Market Quote Request is given in accordance with Section 2.03 of the Second Amended and Restated Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of March 30, 2000, among Flowers Industries, Inc., the Banks from time to time parties thereto, Wachovia Bank, N.A., as Agent, The Bank of Nova Scotia, as Documentation Agent, and Bank of America, N.A., as Syndications Agent. Terms defined in the Credit Agreement are used herein as defined therein.

     The Borrower hereby requests that the Agent obtain quotes for a Money Market Borrowing based upon the following:

     1. The proposed date of the Money Market Borrowing shall be ______________, _____ (the "Money Market Borrowing Date").1*

     2.   The aggregate amount of the Money Market Borrowing shall be $_____.2

     3. The Stated Maturity Date(s) applicable to the Money Market Borrowing shall be days. _____(3)

                                        Very truly yours,

                                        FLOWERS INDUSTRIES, INC.


                                        By:
                                            --------------------
                                            Title:
---------------

(1)  The date must be a Euro-Dollar Business Day.

(2)  The amount of the Money Market Borrowing is subject to Section 2.03(a) and
     (b).

(3) The Stated Maturity Dates are subject to Section 2.03(b)(iii). The Borrower may request that up to 2 different Stated Maturity Dates be applicable to any Money Market Borrowing, provided that (i) each such Stated Maturity Date shall be deemed to be a separate Money Market Quote Request and (ii) the Borrower shall specify the amounts of such Money Market Borrowing to be subject to each such different Stated Maturity Date.

                                                                       EXHIBIT J


                               MONEY MARKET QUOTE

Wachovia Bank, N.A.,
  as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attention:  Syndications Group

         Re:  Money Market Quote to Flowers Industries, Inc.

     This Money Market Quote is given in accordance with Section 2.03(c)(ii) of the Second Amended and Restated Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of March 30, 2000, among Flowers Industries, Inc. (the "Borrower"), the Banks from time to time parties thereto, Wachovia Bank, N.A., as Agent, The Bank of Nova Scotia, as Documentation Agent, and Bank of America, N.A., as Syndications Agent. Terms defined in the Credit Agreement are used herein as defined therein.

     In response to the Borrower's Money Market Quote Request dated _______________, _____, we hereby make the following Money Market Quote on the following terms:

     1.  Quoting Bank:

     2.  Person to contact at Quoting Bank:

     3.  Date of Money Market Borrowing:1*

     4. We hereby offer to make Money Market Loan(s) in the following maximum principal amounts for the following Interest Periods and at the following rates:

  Maximum                    Stated
 Principal                  Maturity
  Amount (2)                 Date (3)                Rate Per Annum (4)






---------------

*    All numbered footnotes appear on the last page of this Exhibit I

     We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Money Market Loan(s) for which any offer(s) [is] [are] accepted, in whole or in part (subject to the last sentence of Section 2.03(c)(i) of the Credit Agreement).

                                         Very truly yours,

                                         [Name of Bank]


Dated:                                    By:
                                              -----------------------
------------------------                       Authorized

Officer

------------------------






-----------------

(1)  As specified in the related Money Market Quote Request.

(2) The principal amount bid for each Stated Maturity Date may not exceed the principal amount requested. Money Market Quotes must be made for at least $10,000,000 or a larger integral multiple of $5,000,000.

(3)  The Stated Maturity Dates are subject to Section 2.03(b)(iii).

(4)  Subject to Section 2.03(c)(ii)(C).

                                  SCHEDULE 4.08


Updated February 1, 2000

                          DOMESTIC CORPORATE STRUCTURE
                                       OF
                            FLOWERS INDUSTRIES, INC.


F:\TAX\DATA\AMIFILES\STRUCTUR.DOC                                                DATE AND STATE            FEDERAL
                                                                                 OF INCORPORATION            I.D.#
                                                                                 ----------------            -----

FLOWERS INDUSTRIES, INC.                                                         11/03/87   (GA           58-0244940

  S - Flowers Investments, Inc.                                                  04/07/97   (GA)          58-2343711

  S - Flowers Bakeries Brands, Inc.                                              05/26/98   (SC)
     ss - Flowers Bakeries, Inc.                                                 05/27/98   (GA)          59-3483283
         sss - Flowers Baking Company of Florida, Inc.
                  ssss - Flowers Baking Company of Miami, Inc.                   08/05/77   (FL)          59-1758784
                           p - Miami, Florida
                  ssss - Flowers Baking Company of Jacksonville, Inc.            01/03/77   (FL)          59-1718773
                           p - Jacksonville, Florida
                  ssss - Flowers Baking Co. of Bradenton, Inc.                   10/30/84   (FL)          58-1723981
                           p - Bradenton, Florida
         sss - Flowers Baking Company of Thomasville, Inc.                       06/30/78   (GA)          58-1330782
                           p - Thomasville, Georgia
         sss - Flowers Baking Co. of Villa Rica, Inc.                            11/23/93   (GA)          58-2109227
                           p - Villa Rica, Georgia
         sss - Flowers Baking Company of Opelika, Inc.                           06/28/78   (AL)          63-0752595
                           p - Opelika, Alabama
         sss - Hardin's Bakery, Incorporated                                     11/12/46   (AL)          63-0252356
                           p - Tuscaloosa, Alabama
         sss - Midtown Bakery, Inc.                                              10/22/96   (AL)          58-2272791
                           p - Atlanta, Georgia
         sss - Home Baking Company, Inc.                                         01/01/54   (AL)          63-0334970
                           p - Birmingham, Alabama
         sss - Huval Bakery, Incorporated                                        02/12/76   (LA)          59-1686698
                           p - Lafayette, Louisiana
                  ssss - Bunny Bread, Inc.                                       09/28/65   (LA)          72-0500448
                           p - New Orleans, Louisiana
                           sssss - Flowers Baking Co. of Baton Rouge, Inc.       07/20/87   (LA)          58-1740889
                           p - Baton Rouge, Inc.
         sss - Flowers Baking Company of Jamestown, Inc.                         07/02/84   (NC)          58-1567728
                           p - Jamestown, North Carolina


         sss - Franklin Baking Co.                                               1954       (NC)           56-0605051
                           p - Goldsboro, North Carolina
         sss - Flowers Baking Company of Lynchburg, Inc.                         12/13/77   (VA)           58-1309193
                           p - Lynchburg, Virginia
         sss - Flowers Baking Company of Norfolk, Inc.                           07/03/78   (VA)           58-1330779
                           p - Norfolk, Virginia
         sss - Flowers Baking Company of Morristown, Inc.                        07/15/80   (TN)           58-1403615
                           p - Morristown, Tennessee
         sss - Flowers Baking Company of Memphis, Inc.                           10/14/99   (TN)           62-1799669
                           p - Memphis, Tennessee
         sss - Schott's Bakery, Inc.                                             03/07/24   (TX)           74-0886850
                           p - Houston, Texas
         sss - Flowers Baking Company of West Virginia, Inc.                     06/26/85   (WV)           55-0654747
                           p - Bluefield, West Virginia
                  ssss - The Donut House, Inc.                                   11/17/69   (WV)           55-0517749
                           p - Charleston, West Virginia
         sss - Flowers Baking Company of Texas, Inc. (h)                         11/05/81   (TX)           58-1453104
                  ssss - Flowers Baking Company of Tyler, Inc.                   12/17/91   (GA)           75-1786865
                           p - Tyler, Texas
                           sssss - ButterKrust Bakery, Inc.                      09/21/94   (TX)           74-2720708
                           p - San Antonio, Texas
                  ssss - El Paso Baking Co., Inc.                                03/10/93   (TX)           74-2657988
                           (fna Flowers Distributing Co. of El Paso, Inc.)
                           p - El Paso, Texas
                           sssss - El Paso Baking Co. de Mexico, S.A. de C.V.    09/00/94   (Mexican Corp.)
                  ssss - San Antonio Baking Co., Inc.                            01/06/97   (TX)           74-2830409
                  ssss - Austin Baking Co., Inc.                                 02/03/97   (TX)           74-2830410
                  ssss - Corpus Christi Baking Co., Inc.                         02/18/97   (TX)           74-2830414
         sss - Flowers Baking Company of Fresno, Inc.                            11/10/86   (CA)           77-0130552
         sss - Flowers Baking Company of Texarkana, Inc.                         11/10/86   (AR)           71-0638493
                           p - Texarkana, Arkansas
         sss - Holsum Baking Company                                             03/27/46   (AR)           71-0209537
                           p - Pine Bluff, Arkansas
         sss - Shipley Baking Company                                            10/01/96   (AR)           71-0254043
                           p - Fort Smith, Arkansas
         sss - Flowers Baking Co. of Ohio, Inc.                                  01/02/96   (OH)           55-0747366
         sss - Storck Baking company f/n/a Flowers Acquisition Company           09/21/95   (WV)           55-0745937
                           p - Parkersburg, West Virginia
         sss - Flowers Baking Company of Memphis, Inc.                           10/14/99   (TN)           62-1799669
                           p - Memphis, Tennessee

S - Mrs. Smith's Bakeries, Inc.                                                  04/28/98   (GA)           58-2392473
     ss - Mrs. Smith's Bakery of Suwanee, Inc.                                   06/14/99   (GA)           8-2480300
     ss - European Bakers, Ltd.                                                  11/30/74   (GA)           58-0944858
                           p - Tucker, Georgia


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



         sss - Aunt Fanny's Bakery, Inc.                                         03/28/95   (GA)           58-2168689
                           p -  Atlanta, Georgia
     ss - Dan-Co Bakery, Inc.                                                    01/31/92   (GA)           58-1989098
                           p - Forest Park, Georgia
         sss - Daniels Home Bakery of North Carolina, Inc.                       04/13/93   (NC)           58-2023526
                           p - Lumberton, North Carolina
     ss - Table Pride, Inc.                                                      05/30/89   (GA)           58-1846861
                           p - Chamblee, Georgia
     ss - Mrs. Smith's Sales Support Group, Inc.(d)                              06/02/89   (GA)           58-1846859
         sss - Mrs. Smith's Foil Co., Inc.                                       02/02/98   (GA)           23-2947803
                           p - Pottstown, PA
     ss - Broad Street Bakeries, Inc. (d)                                        02/07/90   (GA)           58-1910488
     ss - Special Touch Bakeries, Inc. (d)                                       02/10/90   (GA)           58-1910485
     ss - Flowers Specialty of Suwanee, Inc. (d)                                 08/16/94   (GA)           58-2125051
     ss - Mrs. Smith's Frozen Bakery Distributors, Inc. (d)                      08/16/94   (GA)           58-2125054
                           p - Suwanee, Georgia
         sss - Mrs. Smith's Bakeries of Pennsylvania, Inc.                       04/30/96   (GA)           58-2236380
                           p - Pottstown, PA
         sss - Allied Frozen Food Services, Inc. (d)                             09/24/98   (NY)           13-3967930
     ss - Flowers Specialty Foods of Montgomery, Inc.                            03/31/89   (AL)           63-0998333
                           p - Montgomery, Alabama
     ss - Flowers Baking Company of South Carolina, Inc.                         08/21/69   (SC)           57-0518564
                           p - Spartanburg, South Carolina
     ss - Flowers Baking Company of Fountain Inn, Inc.                           12/17/76   (SC)           57-0641441
                           p - Fountain Inn, South Carolina
     ss - Flowers Baking Company of Chattanooga, Inc.                            12/30/77   (TN)           58-1333171
                           p - Crossville, Tennessee
     ss - Flowers Fresh Bakery Distributors, Inc. (d)                            08/01/94   (TN)           62-1574151
     ss - Aunt Fanny's Bakery of Pennsylvania, Inc.                              08/14/95   (PA)           25-1770720
                           p - North East, Pennsylvania
     ss - Mrs. Smith's Bakeries of London, Inc.                                  05/31/83   (KY)           61-1027735
                           p - London, Kentucky
         sss - Bluebird Brands, Inc. (d)                                         02/10/90   (GA)           31-1307421
     ss - Pies, Inc.,                                                            07/30/91   (MN)           58-1953616
                           p - Chaska, Minnesota
         sss - Mrs. Smith's Brands, Inc.                                                    (SC)           57-1069445
     ss - Stilwell Foods, Inc.                                                   04/01/74   (OK)           73-0962847
                           p - Stilwell, Oklahoma
         sss - Stilwell Foods of Texas, Inc. (i)                                 12/18/91   (OK)           74-1791072
                           (f/k/a Rio Grande Foods, Inc.)
                           p - McAllen, Texas
         sss - Stilwell Foods Manpower of Texas, Inc.                            12/27/82   (TX)           73-1167155
                           (f/k/a Rio Grande Foods Manpower)
     ss - Flowers Holding Co., Inc.


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


                          DOMESTIC CORPORATE STRUCTURE
                                       OF
                            FLOWERS INDUSTRIES, INC.


S        - subsidiary of Flowers Industries, Inc.
ss       - subsidiary of a subsidiary
sss      - subsidiary of a subsidiary of a sub subsidiary
ssss     - subsidiary of a subsidiary of a subsidiary of a subsidiary
sssss    - subsidiary of a subsidiary of a subsidiary of a subsidiary of a subsidiary
p        - location
(h)      - holding company
(i)      - inactive
(d)      - distribution


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